PREPARED BY AND WHEN
--------------------
RECORDED RETURN TO:
------------------

Douglas C. Waddoups, Esq.
Parr, Waddoups, Brown, Gee & Loveless
185 South State Street, Suite 1300
Salt Lake City, Utah 84111-1536
telephone: (801) 532-7840
telecopier: (801) 532-7750


                KANSAS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

         THIS MORTGAGE (this "Mortgage") is executed as of the day of April, 1999, by NACO INDUSTRIES, INC., a Utah corporation ("Mortgagor"), whose address is 395 West 1400 North, Logan, Utah 84321, in favor of WEBBANK CORPORATION, a Utah corporation ("Mortgagee"), whose address is P.O. Box 1831, 136 Heber Avenue, Suite 209, Park City, Utah 84060-1831.

         FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, and in order to secure for the benefit of Mortgagee the following obligations (collectively, the "Obligations"): (i) the timely payment and performance of the obligations of Mortgagor under this Mortgage, under that certain Adjustable Rate Promissory Note (the "Note") of even date with this Mortgage, executed by Mortgagor, as maker, in favor of Mortgagee, as payee, in the principal amount of ONE MILLION ONE HUNDRED THOUSAND DOLLARS ($1,100,000), payable with interest as set forth in the Note, and under any other instruments given to further evidence or secure such obligations, as this Mortgage, the Note or such other instruments may be extended, renewed, modified, amended or replaced from time to time; (ii) the repayment of principal and any applicable interest on any advances made by Mortgagee at the request of Mortgagor prior to the release and recordation of this Mortgage; and (iii) the payment of any loans or advances made after the date of this Mortgage for any purpose by Mortgagee to Mortgagor, provided that the principal amount of debt secured by this Mortgage (not including sums advanced to protect the Security of this Mortgage) shall not exceed, at any one time, the amount of $1,100,000.

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         Mortgagor CONVEYS,  WARRANTS AND TRANSFERS TO MORTGAGEE,  WITH POWER OF
SALE, the following (for reference purposes only, the "Real Property"):

         (A) The land (the "Land") located in Finney County, Kansas, more particularly described as follows:

         Beginning at a point 60 feet North and 1,080 feet West of the Southeast corner of Section Three (3), Township Twenty-four (24) South, Range Thirty-three
(33) West of the 6th P.M., in Finney County, Kansas, for the point of beginning; thence West on a line parallel to and 60 feet North of the South line of said
Section 3 a distance of 420 feet; thence North at an interior angle of 89o07' a distance of 360 feet; thence East at an interior angle of 90o53' a distance of 420 feet; and thence South at an interior angle of 89o07' a distance of 360 feet to the point of beginning; also described as Tracts 8, 9 and 10 in the Larson Survey of such real estate dated February 23, 1966, prepared by Robert H. Jones; P.E., and filed for record in the County Engineer's Office of Finney County, Kansas, in Survey Book 3.

         TOGETHER WITH all minerals, oil, gas and other hydrocarbon substances located in, on or under the Land, and all air and water rights, rights-of-way, easements, tenements, hereditaments, possessory rights, claims (including mining claims), privileges and appurtenances belonging to, or used or enjoyed with, all or any part of the Land, including, without limitation, all right, title and interest of Mortgagor, now owned or acquired after the date of this Mortgage, in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining the Land, and in and to all sidewalks and alleys and all strips and gores of land adjacent to or used in connection with the Land; and

         (B) All buildings, structures and other improvements on or after the date of this Mortgage located on the Land (collectively, the "Improvements"); and

         Mortgagor GRANTS TO MORTGAGEE A SECURITY INTEREST in the following (for reference purposes only, the "Personal Property") (the terms set forth below that are defined in the Utah Uniform Commercial Code (the "UCC") shall have the respective meanings set forth in the UCC):

         (A) All compensation granted and awards made for the taking by eminent domain or by any proceeding or purchase in lieu of eminent domain of the whole or any part of the Real Property, all proceeds of insurance paid as a result of the partial or total destruction of the Improvements, and all unearned premiums under all insurance policies now held or obtained after the date of this Mortgage by Mortgagor relating to the Improvements;

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         (B)  All  goods,  equipment,  farm  products,   inventory,   machinery,
supplies, fixtures, furniture, furnishings, tools, appliances and other tangible personal property now owned or acquired by Mortgagor after the date of this Mortgage and located on or necessary for construction on or operation of the Real Property, and any substitutions and replacements of, any attachments, accessions and additions to, and any proceeds or products from, such property;

         (C) All businesses located on the Real Property and good will associated with such businesses, trademarks, trade names, logos and designs for the operations located on the Real Property, contract rights, deposit, escrow and other accounts, accounts receivable, chattel paper, instruments, documents, general intangibles, certificates, agreements, insurance policies, business records, plans and specifications, drawings, maps, surveys, studies, permits, licenses, zoning, subdivision development and other applications, filings and approvals and other intangible personal property now owned or acquired after the date of this Mortgage by Mortgagor and used in connection with the ownership or operation of the Real Property, and any substitutions and replacements of, and any proceeds or products from, such property; and

         (D) All water stock relating to the Land, and deposits and other security given to utility companies or governmental or quasi-governmental agencies in connection with the Real Property.

(The Real Property and the Personal Property are referred to in this Mortgage collectively as the "Property," which shall mean, as applicable, all or any portion of, and interest in, the Property.)

         MORTGAGOR AGREES WITH MORTGAGEE AS FOLLOWS:

         1. Obligations; Certain Proceedings. Mortgagor shall timely pay and perform the Obligations and all obligations under any other encumbrance or lien on the Property. No such other encumbrance or lien shall be modified, increased or refinanced without the prior written consent of Mortgagee. Mortgagor shall maintain this Mortgage as a valid lien on, and security interest in, the Property of equal priority to that created by this Mortgage, shall preserve and protect Mortgagor's interests in the Property and the interests of Mortgagee under this Mortgage, and shall appear in and defend any action or proceeding which may affect the Property or the obligations of Mortgagor or the interests of Mortgagee under this Mortgage.

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         2.   Maintenance  and Use. Mortgagor shall (a) maintain the Property in good condition and repair, (b) comply with all laws, ordinances, rules, regulations, covenants, conditions and restrictions relating to the Property,
(c) not permit  nuisances  to exist or commit or permit  waste in or on the Real
Property,   (d)  promptly  complete  in  a  good  and  workmanlike   manner  any
Improvements which may be constructed, and promptly restore and repair in like manner any Improvements which may be damaged or destroyed, (e) permit Mortgagee and its representatives to inspect the Property at any time and conduct soil and other tests on the Property, (f) not remove any personal property or fixtures from the Real Property unless replaced immediately with similar property of at least equivalent value, (g) preserve and extend all rights, licenses, permits (including, without limitation, zoning variances, special exceptions, special permits and non-conforming uses), privileges, franchises and concessions which are applicable to the Real Property, and (h) immediately on discovery, clean up all hazardous substances, hazardous wastes, pollutants and contaminants located on the Property. Mortgagor shall do or refrain from doing any act which, from the character or use of the Property, is reasonably necessary to protect and preserve the fair market value of the Property, any specific enumerations in this Mortgage not limiting such general obligation. Mortgagor shall indemnify, defend and hold harmless Mortgagee from and against all liabilities, claims, losses, damages, costs and expenses (including, without limitation, cleanup costs and attorneys' fees) directly or indirectly arising out of, related to or connected with any hazardous substances, hazardous wastes, pollutants or contaminants located on the Real Property. The liability of Mortgagor under the indemnity set forth in the immediately preceding sentence shall arise on the discovery of an unacceptable environmental condition and shall survive the exercise of the power of sale, foreclosure of this Mortgage as a mortgage or any other event. (As used in this Mortgage, the terms "hazardous substances," "hazardous wastes," "pollutants" and "contaminants" mean any substances, wastes, pollutants or contaminants included within those respective terms under any law, ordinance, rule or regulation, whether now existing or enacted or amended after the date of this Mortgage.)

         3. Development. Without Mortgagee's prior written consent, Mortgagor shall not do any of the following: (a) make any material change to the Real Property or to the use of the Real Property; (b) drill for on or extract from the Land any minerals, oil, gas or other hydrocarbon substances, or permit the same to occur; (c) initiate or support any zoning reclassification of the Real Property, seek any variance under existing zoning ordinances applicable to the Real Property or use or permit the use of the Real Property in a manner which

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


would be a nonconforming use under applicable zoning ordinances; (d) impose any covenants, conditions, restrictions, easements or rights-of-way on the Real Property, execute or file any subdivision plat affecting the Real Property or consent to the annexation of the Real Property to any municipality; or (e) permit the Real Property to be used by any person in such manner as might make possible a claim of adverse usage or possession or of implied dedication or easement.

         4. Payment of Certain Impositions. Mortgagor shall pay when due all taxes, assessments and charges relating to or levied against the Property, including, without limitation, real and personal property taxes, general and special assessments, utility charges, mechanics' and materialmen's charges, and charges arising from any covenants, conditions or restrictions relating to the Real Property. Mortgagor shall also pay to Mortgagee the amount of all taxes, assessments and charges which may be levied by any governmental authority on this Mortgage, the Obligations or Mortgagee by reason of the interest of Mortgagee under this Mortgage; provided, that if the same cannot legally be paid by Mortgagor, Mortgagee may declare a default under this Mortgage. Mortgagor shall deliver to Mortgagee official receipts of the appropriate taxing or other authority or other proof satisfactory to Mortgagee within ten (10) days after the date any such taxes, assessments or charges are due and payable, evidencing the payment of such taxes, assessments or charges (excluding payment of routine utility charges, unless directed to do so by Mortgagee). Mortgagor may contest in good faith the validity of any mechanic's or materialman's lien, provided that Mortgagor first deposits with Mortgagee security for such lien in form and amount acceptable to Mortgagee, and then causes such lien to be removed.

         5. Insurance. Mortgagor shall maintain insurance policies (collectively, the "Policies") with respect to the Property, in amounts and forms and with deductibles acceptable to Mortgagee, providing: (a) hazard insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism, malicious mischief and such other risks as Mortgagee may require, including, without limitation, the risk of damage caused by earthquake and flooding, with replacement cost coverage and agreed value endorsement; (b) insurance against business interruption and loss of rental income, including full loss of rents coverage (including any percentage rents); (c) comprehensive boiler and machinery coverage; (d) commercial general liability insurance; (e) during any construction, restoration or repair of the Improvements, (i) workers' compensation insurance (including employer's liability insurance, if requested by Mortgagee), and (ii) builder's completed value risk insurance against "all risks of physical loss," including collapse and transit coverage; and (f) such other insurance as may from time to time be required by Mortgagee against the same or other hazards. The hazard insurance policy shall contain a standard lender's loss payable endorsement (such as Form 438 BFU), in favor of and in a form acceptable to Mortgagee.

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


Mortgagee shall be named as an additional insured under the liability insurance policy, and such insurance shall be primary and non-contributing in the event of loss with any other insurance Mortgagee may carry. The insurers concerned shall agree that the coverage under the Policies will not be modified or canceled unless at least thirty (30) days' advance written notice of the proposed modification or cancellation has been given to Mortgagee. Mortgagee may review the Policies from time to time and require that the Policies be modified so as to protect Mortgagee's interests. Such insurance shall be carried with companies approved by Mortgagee that are authorized to transact business in Utah and rated Class A:XI or better in the most recent publication of Best's Key Rating Guide, Property-Casualty, or rated similarly in another similar publication selected by Mortgagee. Mortgagor shall deliver to Mortgagee (at the option of Mortgagee) either the originals of the Policies or certificates duly executed by the insurers evidencing such insurance coverage. All renewal and replacement policies must be delivered to Mortgagee at least fifteen (15) days before the expiration of the old policies.

         6. Reserve. On written notice by Mortgagee to Mortgagor, Mortgagor shall pay to Mortgagee on the first day of each month an amount equal to one-twelfth (1/12) of all taxes, assessments and insurance premiums required to be paid under this Mortgage by Mortgagor, in such manner as to provide Mortgagee with sufficient funds to pay such taxes, assessments and premiums at least thirty (30) days prior to their respective due dates. Such funds may be commingled with other funds of Mortgagee, shall not bear interest and shall periodically be used by Mortgagee for the payment of such taxes, assessments and premiums. Nothing contained in this Mortgage shall cause Mortgagee to be deemed a trustee of such funds or to be obligated to pay any amounts in excess of such funds. If such funds are insufficient to pay all of such taxes, assessments and premiums, Mortgagor shall immediately pay the deficiency to Mortgagee.

         7. Condemnation or Damage. Mortgagor shall immediately give written notice to Mortgagee of the institution of any proceedings for the taking of the Property or of the occurrence of any damage to the Property, and Mortgagee shall receive all compensation, awards and insurance and other proceeds (collectively, the "Proceeds") distributed in connection with such taking or damage. Each person concerned is authorized and directed to make payments for such taking or damage directly to Mortgagee, instead of to Mortgagee and Mortgagor jointly. Mortgagee may, but shall not be obligated to, commence, appear in and prosecute in its own name any action or proceeding and make any compromise or settlement in connection with such taking or damage. After deducting from the Proceeds all costs and expenses (including attorneys' fees) incurred by Mortgagee in connection with such action, proceeding, compromise or settlement, Mortgagee may use the Proceeds to reduce the Obligations (whether or not then due) or to

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restore or repair the  Property  damaged.  If  Mortgagee  determines  to use the
Proceeds for restoration and repair of the Property, the Proceeds shall be made available to Mortgagor for use in restoring or repairing the Property in accordance with plans and specifications and construction arrangements approved by Mortgagee. Mortgagee or its nominee shall hold the Proceeds and from time to time shall, on compliance with such conditions or requirements as may be imposed by Mortgagee, disburse portions of the Proceeds to Mortgagor or to those entitled to the Proceeds as progress is made on such restoration and repair. If any of the Proceeds remain after the entire costs of such restoration and repair have been paid, Mortgagee may use such remaining Proceeds to reduce the Obligations (whether or not then due) or may remit the same to Mortgagor.

         8. Assignment of Rents and Possession. Mortgagor assigns to Mortgagee all rents, deposits, and income arising at any time from the Property (collectively referred to as "Rents"), together with all leases and other similar documents (collectively, the "Leases") pertaining to the Property. Mortgagor also authorizes Mortgagee or its agents at their option, upon default, and without appointment of a receiver or other judicial intervention, to take possession of the Property and to collect all Rents and apply them to payment of the interest, principal, insurance premiums, taxes, assessments, repairs or improvements necessary to keep the Property in such condition as Mortgagee deems appropriate, or to apply them to other charges or payments provided for in this Mortgage. All Rents received by Mortgagor after notice of default shall be held by Mortgagor as trustee for the benefit of Mortgagee only, to be applied to the sums secured by this Mortgage. All lessees under any such leases are hereby authorized to make all lease payments to Mortgagee upon demand by the Mortgagee. This right to possession and Rents assignment shall continue in force until the
Note is fully paid. The taking of possession by Mortgagee shall not prevent or retard Mortgagee in the collection of said sums by foreclosure or otherwise. Nothing contained in this paragraph shall be construed to bind Mortgagee to the performance of any obligations under said leases, except for giving lessees' proper credit for rent payments received by Mortgagee. Mortgagor represents and warrants that Mortgagor has not executed any prior assignment of the Rents and has not ans will not perform any act that would prevent Mortgagee from exercising its rights under this Mortgage. Mortgagee, or Mortgagee's agent or a judicially appointed receiver, shall not be required to enter upon, and take control of or maintain the Property before or after giving notice of default to Mortgagor. However, Mortgagee, or Mortgagee's agents or a judicially appointed receiver, may do so at any time when a default occurs. Any application of Rents shall not cure or waive any default or invalidate any other right or remedy of Mortgagee.




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         9.   Leasing Requirements;Termination of Leases On Foreclosure. Without
the prior written consent of Mortgagee, Mortgagor shall not enter into, modify, terminate or accept a surrender of any Leases, permit the assignment of any Leases or accept payment of more than one (1) installment of rent due under any Leases prior to its due date. Mortgagor shall timely comply with all of the terms, covenants and conditions as landlord under the Leases. Mortgagor shall promptly notify Mortgagee in writing of (a) the default by a lessee under any of the Leases, (b) the commencement of any action by any lessee against Mortgagor, or by Mortgagor against any lessee, or (c) the receipt of a written notice by Mortgagor from any lessee claiming that Mortgagor is in default under a Lease. Mortgagor shall promptly deliver to Mortgagee a copy of any process, pleading or notice given or received by Mortgagor in reference to any such action or claim. Prior to entering into any Lease, Mortgagor shall furnish a copy of the proposed Lease to Mortgagee for its approval. If Mortgagee conditions its approval of a Lease on certain changes being made to such Lease, Mortgagor shall make all of such changes prior to the execution of such Lease. Immediately on the execution of any Lease, an executed copy of such Lease shall be furnished to Mortgagee. On foreclosure of this Mortgage (whether pursuant to the power of sale which is available under this Mortgage or pursuant to foreclosure of this Mortgage as a mortgage), none of the Leases shall be terminated by application of the doctrine of merger, as a matter of law or as a result of such foreclosure, unless Mortgagee or the purchaser at the foreclosure sale shall so elect in writing. No act by or on behalf of Mortgagee or any such purchaser shall constitute or result in termination of any Lease unless Mortgagee or such purchaser shall give written notice of such termination to the lessee under such Lease.

         10. Transfers and Encumbrances. Without the prior written consent of Mortgagee, which may be withheld by Mortgagee in its sole discretion, Mortgagor shall not, directly or indirectly, do any of the following: (a) sell, convey, assign or transfer the Property, the Leases or the Rents, or contract to do so, voluntarily, involuntarily or by operation of law; or (b) subject the Property, the Leases or the Rents to any mortgage, deed of trust or other security device (whether senior or junior to this Mortgage). Mortgagee's consent to one or more of such transactions shall not be a waiver of the right to require such consent with respect to any subsequent or successive transactions. Such consent of Mortgagee may be conditioned on satisfaction of such requirements as Mortgagee may impose.

         11. Mortgagee Title Insurance. Mortgagor shall provide to Mortgagee a policy of title insurance insuring the lien of this Mortgage, in form and amount, and issued by a company, acceptable to Mortgagee.

         12.  Financial and Rental Statements;  Records and Books. Within twenty
(20) days after request by Mortgagee, which request may be made from time to time, Mortgagor shall deliver to Mortgagee an accurate and complete list of the

Leases, setting forth, for each Lease, the names of each lessee, the space covered, the term, the amount of any security deposit, the amount of rental payable and such other information as Mortgagee may request. Said statements and other information shall be prepared in a form and certified by a person acceptable to Mortgagee. Mortgagor shall maintain adequate records and books of account relating to the Property and its own financial affairs sufficient to permit the preparation of such statements. Mortgagee may examine, copy and audit such records and books of accounts from time to time on request.

         13. Representations and Warranties. Mortgagor covenants with, and represents and warrants to, Mortgagee that all of the following statements are true as of the date of this Mortgage and will remain true: (a) NACO Industries, Inc. is lawfully seized of indefeasible fee simple marketable title to the Real Property; (b) this Mortgage has been duly executed by Mortgagor, and the Property has been duly conveyed to Mortgagee under this Mortgage; (c) the Property is free and clear of all liens, encumbrances and interests of third parties not approved in writing by Mortgagee; (d) Mortgagor will defend title to the Property against all claims and demands; (e) all of the Personal Property has been paid for in full, is owned solely by Mortgagor and is not used and was not bought for personal, family or household purposes; and (f) all obligations incurred by Mortgagor in connection with or which relate to the Property are current and without default.

         14. Default. Mortgagor shall be in default under this Mortgage on the occurrence of any of the following: (a) Mortgagor fails to timely pay or perform any of the Obligations; (b) an event of default occurs under any lien or encumbrance affecting the Property; (c) Mortgagor or any guarantor of the Obligations (i) files a voluntary petition in bankruptcy or files a petition or answer seeking or acquiescing in a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future law or regulation relating to bankruptcy, insolvency or other relief for debtors, (ii) consents to or acquiesces in the appointment of a trustee, receiver or liquidator of Mortgagor or such guarantor, the Property or the Rents, (iii) makes a general assignment for the benefit of creditors, or (iv) admits in writing its inability to pay its debts generally as they become due;
(d) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Mortgagor or such guarantor seeking a reorganization, arrangement, composi tion, readjustment, liquidation, dissolution or similar relief under any present or future law or regulation relating to bankruptcy, insolvency or other relief for debtors; (e) a trustee, receiver or liquidator of Mortgagor, such guarantor, the Property or the Rents is appointed without the consent or acquiescence of Mortgagor or such guarantor;
(f) a writ of execution, attachment or similar process is issued or levied against the Property or the Rents or a judgment involving monetary damages is entered against Mortgagor which becomes a lien on the Property or the Rents; (g) any representation or warranty contained in this Mortgage or in any other instrument executed by Mortgagor is or becomes untrue; or (h) a change occurs in the condition or affairs (financial or otherwise) of Mortgagor or such guarantor which materially impairs Mortgagee's security or increases its risks.

         15. Remedies. On a default under this Mortgage, Mortgagee may (but is not obligated to) do any one or more of the following: (a) without notice or demand on Mortgagor and without releasing Mortgagor from any of the Obligations, pay or perform a portion or all of the Obligations that Mortgagor has failed to pay or perform, and Mortgagor shall immediately reimburse Mortgagee for all costs and expenses (including attorneys' fees) incurred in connection with such payment or performance, with interest on such costs and expenses at the Default Rate (as defined in the Note), both before and after judgment; (b) declare all of the Obligations immediately due and payable and charge interest on the Obligations then outstanding at the Default Rate, both before and after judgment; (c) exercise the power of sale under applicable law; (d) foreclose this Mortgage in the manner provided by law for the foreclosure of mortgages on real property; (e) exercise all of the rights and remedies of a secured party under the UCC (whether now existing or created after the date of this Mortgage), including, without limitation, the right to require Mortgagor to assemble and make available to Mortgagee the Personal Property at a place designated by Mortgagee; (f) take possession or appoint a receiver to take possession of and (without liability or obligation) as a matter of right under this Mortgage and without the necessity of any showing as to the inadequacy of the Property as security (i) hold, occupy, operate, use, maintain, repair and conserve the value of the Property, (ii) make, modify, enforce and terminate the Leases, (iii) collect the Rents and (after deducting from the Rents maintenance and operating expenses, including reasonable management fees) apply the same to the Obligations, and (iv) exercise such other powers as may be fixed by the court;
(g) offset the Obligations against any amounts owed by Mortgagee to Mortgagor and apply toward the Obligations all funds of Mortgagor which Mortgagee may have in its possession or under its control; (h) if permitted by applicable law, sue on the Obligations; or (i) exercise any other rights and remedies available at law or in equity. A receiver appointed pursuant to this Paragraph may be appointed without notice to Mortgagor, and without regard to whether the Property is in danger of being lost, removed or materially injured, whether the Property or any other security is sufficient to discharge the Obligations or whether Mortgagee forecloses this Mortgage judicially or nonjudicially, it being the intention of Mortgagor to authorize the appointment of a receiver when Mortgagor is in default under this Mortgage and Mortgagee has requested the appointment of a receiver. Mortgagor consents to the appointment of the particular person (including an officer, director, partner or employee, as the case may be, of Mortgagee) designated by Mortgagee as "receiver" and waives any right to suggest or nominate any person as receiver in opposition to the person designated by Mortgagee. Neither the entering on and taking possession of the Property nor the collection and application of the Rents as aforesaid shall cure or waive any default or notice of default under this Mortgage, invalidate any act done pursuant to such notice of default or operate to postpone or suspend any of the Obligations. No remedy provided in this Mortgage shall be exclusive of any other remedy at law or in equity (whether now existing or created after the date of this Mortgage), and all remedies under this Mortgage may be exercised concurrently, independently or successively from time to time. The failure on the part of Mortgagee to promptly enforce any right under this Mortgage shall not operate as a waiver of such right, and the waiver of any default shall not constitute a waiver of any subsequent or other default.

         16. Exhaustion of Security. If the sums secured by this Mortgage are now or hereafter further secured by the liens of other mortgages, deeds of trust, security agreements, pledges, contracts of guaranty, assignments of leases, assignments of certificates of deposit, letters of credit, or other security, Mortgagee may, at its option, exhaust any one or more of those securities and the security under this Mortgage, either concurrently or independently, and in such order as Mortgagee shall determine. In doing so, Mortgagee will not be deemed to have made an election of remedies or waiver that would prevent it from later exercising its remedies as to any remaining security, nor will any such action by Mortgagee be deemed as bringing a multiplicity of suits or splitting causes of action.

         17. Security Agreement; Fixture Filing. This Mortgage constitutes a security agreement with respect to all personal property and fixtures in which Mortgagee is granted a security interest under this Mortgage, and Mortgagee shall have all of the rights and remedies of a secured party under the UCC (whether now existing or created after the date of this Mortgage), as well as any other rights and remedies available at law or in equity. This Mortgage, with Mortgagor, as debtor, and Mortgagee, as secured party, also constitutes a fixture filing with respect to any part of the Property which is or may become a fixture. The record owner of the Real Property is NACO Industries, Inc. Mortgagee is not a seller or purchase money lender of the Personal Property. Mortgagor shall immediately notify Mortgagee if the name or identity of Mortgagor is changed, or if the place of business of Mortgagor is changed to an address different from the address for Mortgagor set forth in the first paragraph of this Mortgage. With respect to any instrument or chattel paper covered by this Mortgage, Mortgagee need not take any steps to preserve rights against prior parties. A carbon, photographic or other reproduction of a financing statement is sufficient as a financing statement.

         18. Waiver. Mortgagor waives, to the fullest extent permitted by law, any right (a) to obtain a partial release of the Property from the lien of this Mortgage by paying less than all of the Obligations, (b) to redeem the Property by paying less than the amount necessary to effect redemption in full, (c) to have the Property or any other property securing the Obligations marshaled on the foreclosure of the lien of this Mortgage, and agrees that any court having jurisdiction to foreclose such lien may order the Property and such other property sold as an entirety, (d) to direct the order of the sale of the Property or any other property securing the Obligations, and agrees that Mortgagee may exhaust the security given for the Obligations in any order, and
(e) relating to procedural or substantive limitations on the recovery of any deficiency, including, without limitation, any requirement that Mortgagee establish a deficiency in connection with the indebtedness secured by this Mortgage prior to the time that all of the security given for payment of the Obligations has been exhausted. Mortgagor further waives and relinquishes all exemptions and homestead rights which may exist with respect to the Real Property, and agrees not to file a declaration of homestead with respect to the Real Property.

         19. Expenses and Fees.Mortgagor shall pay all costs, expenses and fees (including, without limitation, trustee's and attorneys' fees) which are incurred by Mortgagee in connection with the Obligations, this Mortgage, the servicing of the indebtedness secured by this Mortgage and the enforcement or protection of the rights and interests of Mortgagee under this Mortgage, including, without limitation, premiums on receiver's bonds and the monitoring of any insolvency or bankruptcy proceedings, with interest on such costs, expenses and fees at the Default Rate, both before and after judgment.

         20. Further Assurances. Mortgagor shall at any time and from time to time, on request of Mortgagee, take or cause to be taken any action, and execute, acknowl edge, deliver or record any further instruments, which Mortgagee deems necessary or appropriate to carry out the purposes of this Mortgage and to perfect and preserve the lien and security interest intended to be created and preserved in the Property.

         21. Request for Notices. Mortgagor requests that a copy of any notice of default and a copy of any notice of sale under this Mortgage be mailed to Mortgagor at the address of Mortgagor set forth in the first paragraph of this Mortgage.

         22. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM, OR CROSS-CLAIM BROUGHT BY ANY PARTY AGAINST THE OTHER IN ANY MATTER ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSAC TION INVOLVED IN THIS MORTGAGE.

         23. Miscellaneous. Time is of the essence of this Mortgage. This Mortgage shall be binding on Mortgagor and shall inure to the benefit of Mortgagee and its successors and assigns. The liability of each person executing this Mortgage as Mortgagor shall be joint and several. The invalidity or unenforceability of any provision of this Mortgage shall in no way affect the validity or enforceability of any other provision. This Mortgage shall be governed by and construed in accordance with the laws of the State of Utah except where the laws of the State of Kansas require that the laws of the State of Kansas apply to any matters addressed herein. Paragraph captions and defined terms in this Mortgage are for convenience of reference only and shall not affect the construction of any provision of this Mortgage. All pronouns shall be deemed to refer to the masculine, feminine or neuter or singular or plural, as the identity of the parties may require.

                  [Remainder of Page Intentionally Left Blank]

         MORTGAGOR has executed this Mortgage on the date set forth below, to be effective as of the date first set forth above.

                                        MORTGAGOR:
                                        ---------

                                        NACO INDUSTRIES, INC.
                                        a Utah corporation

                                        By:
                                        Its:









State of                                    )
         --------------------------
                                    )  ss.
County of                                   )
          ------------------------

      The foregoing instrument was acknowledged before me this            day of
                                                               ----------
          , 1999, by                                                       , the
----------           ------------------------------------------------------
            of NACO Industries, Inc..
-----------


         (Seal)
                                                     ----------------------
                                                     Notary Public

My Commission Expires:                               Residing at:

---------------------                                ----------------------

                          DEPOSIT AND ESCROW AGREEMENT
                          ----------------------------

         THIS DEPOSIT AND ESCROW AGREEMENT (this "Agreement") is made as of April ___, 1999, by and among NACO Industries, Inc., a Utah corporation (the "Company"), WebBank Corporation (the "Lender") and WebBank Corporation, acting solely in its capacity as escrow agent under this Agreement (the "Escrow Agent"). The Company and the Lender are sometimes collectively referred to herein as the "Parties" and individually as a "Party."

         WHEREAS, the Parties have entered into that certain Loan Agreement dated as of the date hereof (the "Loan Agreement") pursuant to which the Lender has agreed to loan the Company $1,100,000 (the "Loan");

         WHEREAS, the Parties have entered into that certain Security Agreement dated as of the date hereof (the "Security Agreement") pursuant to which the Company has granted the Lender a security interest in certain assets of the Company including any money placed in the Escrow Account (as defined below) as collateral for the Loan;

         WHEREAS,  the  Company  owes  approximately   $157,000.00  to  M.  Coen
("Coen"), and the Lender desires that such debt be discharged within 30 days of the date of this Agreement; and

         WHEREAS, it is a condition precedent to the Loan Agreement and the making of the Loan that the Company enters into this Agreement and places the Escrow Funds (as defined below) in the Escrow Account.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Escrow Deposit. Simultaneously with the execution of this Agreement, the Company has deposited with the Escrow Agent $157,000.00 (the "Escrow
Amount") in accordance with the Loan Agreement. The Escrow Agent hereby acknowledges receipt of $157,000.00 and agrees to hold the Escrow Amount, together with all products and proceeds thereof (collectively, the "Escrow
Funds"), in a separate and distinct account in the name of the Lender (the "Escrow Account"), subject to the terms and conditions of this Agreement. The Escrow Agent shall not distribute or release the Escrow Funds except in accordance with the express terms and conditions of this Agreement.

         2. Release of Escrow Funds. The Company hereby consents to and instructs the Escrow Agent that the Escrow Funds shall be distributed and released as follows:

                  (a) Event of Default. The Company agrees that in the event of an Event of Default under the Note, the Lender may instruct the Escrow Agent to release to the Lender all of the Escrow Funds, which Escrow Funds are pledged to the Lender as collateral for the Note pursuant to the Security Agreement.

                  (b) Release to Coen. Within 30 days from the date of this Agreement, the Company shall instruct the Escrow Agent in writing, in a form satisfactory to the Lender, to release to Coen from the Escrow Account an amount necessary to satisfy the Company's outstanding debt owed to Coen (the "Request"). Such Request shall (i) include the account number and other identifying information of Coen's account to which the funds are to be paid, and
(ii) be accompanied by a written certification to the Lender from an officer of the Company that no Event of Default under the Loan Agreement has occurred and that no event has occurred that but for the passage of time would constitute an Event of Default under the Loan Agreement. The Lender shall have the right in its sole discretion to deny any Request. In the event the Company has not made the Request within 30 days of this Agreement, the Lender shall have the right in its sole discretion to instruct the Escrow Agent to release to Coen the amount necessary to satisfy Coen's outstanding debt owed by the Company. Any amount remaining in the Escrow Account on the 45th day following the date of this Agreement shall be released by the Escrow Agent to the Company.

                  (c) No Limitation of Remedies.The Company hereby acknowledges and agrees that the payment of Escrow Funds to the Lender pursuant to this Agreement shall not limit or otherwise affect any right of payment or of indemnification which the Lender may have pursuant to the Loan Agreement, Note, Security Agreement, Mortgage or Guaranty and that the Escrow Funds do not constitute an exclusive remedy for Lender.

         3. Termination. This Agreement shall terminate when (i) all of the Escrow Funds in the Escrow Account have been released and distributed in accordance with Section 2, or (ii) the Note has been paid in full including any expenses or late fees due under the Note and Loan Agreement. Upon such termination this Agreement shall have no further force and effect, except that the provisions of this Section 3 and Sections 4, 5 and 6 and Sections 8 through 19 below all survive such termination.

         4. Conditions to Escrow. The Escrow Agent agrees to hold the Escrow Funds and to perform in accordance with the terms and provisions of this

Material Contracts The Parties agree that the Escrow Agent shall not assume any responsibility for the failure of the Parties to perform in accordance with the Loan Agreement or this Agreement. The acceptance by the Escrow Agent of its responsibilities hereunder is subject to the following terms and conditions which the parties hereto agree shall govern and control with respect to the Escrow Agent's rights, duties and liabilities hereunder:

                  (a) Documents. The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and validity and the effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Agent in good faith believes to be genuine and what it purports to be. Should it be necessary for the Escrow Agent to act upon any instructions, directions, documents or instruments issued or signed by or on behalf of any corporation, partnership, fiduciary or individual acting on behalf of another party hereto, it shall not be necessary for the Escrow Agent to inquire into such corporation's, partnership's, fiduciary's or individual's authority. The Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of the persons executing this Agreement in a representative capacity on behalf of any of the Parties.

                  (b) Liability. The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence, bad faith or willful misconduct.

                  (c) Legal Counsel. The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel.

                  (d) Limitation of Duties. The Escrow Agent shall have no duties except those which are expressly set forth herein and it shall not be bound by any agreement of the other parties hereto (whether or not it has any knowledge thereof).

                  (e) Resignation or Termination of Escrow Agent. The Escrow Agent shall have the right to resign at any time by giving written notice of such resignation to the Parties specifying the effective date of such resignation or termination. After receiving or delivering the aforesaid notice, as the case may be, the Lender shall have the exclusive right in its sole discretion to appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, less the amount of any costs owing to the Escrow Agent hereunder as of such date. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of such

30-day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with any such proceeding shall be paid by the Lender. Except as otherwise agreed to in writing by the Parties, no Escrow Funds shall be released from the Escrow Account unless and until a successor Escrow Agent has been appointed in accordance with this
Section 4(e).

                  (f) Discharge of Escrow Agent. Upon delivery of all of the Escrow Funds pursuant to the terms of Section 3 above or to a successor Escrow Agent, the Escrow Agent shall thereafter be discharged from any further obligations hereunder. The Escrow Agent is hereby authorized, in any and all events, to comply with and obey any and all final judgments, orders and decrees of any court of competent jurisdiction which may be filed, entered or issued, and all final arbitration awards and, if it shall so comply or obey, it shall not be liable to any other person by reason of such compliance or obedience.

         5. Indemnification. The Company hereby agrees to indemnify the Escrow Agent for and to hold it harmless against any loss, liability or reasonable expense (including reasonable attorneys' fees and expenses) incurred without gross negligence, willful misconduct or bad faith on the part of the Escrow Agent arising out of or in connection with its performance under this Agreement.

         6. Escrow Costs. The Escrow Agent shall be entitled to be reimbursed for its reasonable costs and expenses incurred in connection with maintaining the Escrow Account hereunder, which costs and expenses shall be paid by the Company.

         7. Lender's Rights to Escrow Funds. Except for the first priority security interest of the Lender to the funds in the Escrow Account created pursuant to the Security Agreement, none of the Parties shall have any right, title or interest in or to, or possession of, the Escrow Account and therefore shall not have the ability to pledge, convey, hypothecate or grant as security all or any portion of the Escrow Funds unless and until such Escrow Funds have been released pursuant to Section 2 above. Accordingly, the Escrow Agent shall be in possession of the Escrow Funds and shall act as custodian of the Lender under this Agreement for the purposes of perfecting a security interest therein, and no other creditor of the Company shall have any right to have or to hold or otherwise attach or seize all or any portion of the Escrow Funds as collateral for any obligation and shall not be able to obtain a security interest in any of the Escrow Funds unless and until such Escrow Funds have been released pursuant to Section 2 above. Notwithstanding the foregoing, however, nothing herein shall restrict or otherwise limit the ability of any creditor of the Company to attach or obtain a security interest in the right of the Company to receive payments from the Escrow Account in accordance with the terms hereof and the Loan Agreement.

         8. Notices.All notices,demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid) or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Escrow Agent, the Lender and the Company at the addresses indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         The Company:
         -----------

         NACO Industries, Inc.
         395 West 1400 North
         Logan, UT  84321
         Attention:  Verne E. Bray

         The Lender:
         -----------

         WebBank Corporation
         P.O. Box 1831
         136 Heber Avenue, Ste. 209
         Park City, UT  84060-1831
         Attention:  Douglas L. Hesse

         with a copy to:

         Parr Waddoups Brown Gee & Loveless
         185 South State Street, Suite 1300
         Salt Lake City, Utah  84111
         Attention:  Douglas C. Waddoups

         The Escrow Agent:
         ----------------

         WebBank Corporation
         P.O. Box 1831
         136 Heber Avenue, Ste. 209
         Park City, UT  84060-1831
         Attention:  Douglas L. Hesse

         9. Entire Agreement;Amendments.This Agreement, together with the Loan Agreement and the Security Agreement, contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements by or among the parties hereto, whether written or oral, which may have related to the subject matter hereof in any way. This Agreement may be amended, or any provision of this Agreement may be waived, so long as such amendment or waiver is set forth in a writing executed by each of the Parties (a copy of which shall be promptly provided by the Company to the Escrow Agent); provided that if any such amendment or waiver would have the effect of increasing or expanding the Escrow Agent's obligations or duties under this Agreement, the written consent of the Escrow Agent shall be required in addition to the written consent of the Parties. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend or discharge any part of this Agreement of any rights or obligations of any party hereto under or by reason of this Agreement.

         10. Assigns and Assignment. This Agreement shall inure to the benefit of and shall be binding upon Lender and Lender's successors and assigns. Escrow Agent shall not be permitted to assign or delegate its obligations hereunder except as provided in Section 4(e) above. The Company shall not have the right to assign or otherwise transfer its rights hereunder (including, without limitation, its rights to the funds in the Escrow Account), and any such attempt to assign or transfer shall be void.

         11. No Third-Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person other than the Escrow Agent, the Parties and their permitted assigns any rights or remedies under or by reason of this Agreement.

         12. Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.

         13. No Waiver. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any right of further exercise or the exercise of any other right, power or privilege. The right of the Parties to receive all or a portion of the Escrow Funds under the circumstances described in Section 2 above is in addition to, and not in lieu of, any other remedies that any such party may have against another pursuant to the Loan Agreement in the event of a breach of the Loan Agreement.

         14. Severability. The parties hereto agree that (a) the provisions of this Agreement shall be severable in the event that for any reason whatsoever the provisions hereof are invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions, but are valid and enforceable, and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

         15. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, and no rule of strict construction shall be applied against any person. The term "including" as used herein shall be by way of example, and shall not be deemed to constitute a limitation of any term or provision contained herein. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form.

         16. Releases on Non-Business Days. In the event that a release of Escrow Funds hereunder is required to be made on a date that is not a business day, such release may be made on the next succeeding business day with the same force and effect as if made when required.

         17. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. In furtherance of the foregoing, the internal law of the State of Utah shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to being any action or proceeding for enforcement of a judgment entered by Utah courts in any other court or jurisdiction. Additionally, the foregoing shall not be deemed to prohibit any party hereto or any other person or entity that may have the right to enforce or sue under this Agreement from commencing an action in any court that may have jurisdiction.

         18. Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which shall together constitute one and the same agreement.


                (Remainder of this page intentionally left blank)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       NACO Industries, Inc.

                                       By: _________________________

                                       Its: _________________________


                                       WebBank Corporation

                                       By: _________________________

                                       Its: _________________________


                                       WebBank Corporation,
                                       acting solely in its capacity as
                                       Escrow Agent under this Agreement

                                       By: _________________________

                                       Its: _________________________

                                    GUARANTY
                                    --------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Verne E. Bray and Beverly Bray (collectively "Guarantors" and each a "Guarantor"), individuals residing at 1367 Pheasant Hill Place, Logan, Utah 84321, hereby guarantee the payment when due of the Obligations (as defined below) of NACO Industries, Inc., a Utah corporation ("Parent") and NACO Composites, Inc., a Utah Corporation and a wholly owned subsidiary of Parent ("Subsidiary" together with Parent collectively referred to herein as "Obligor") to WebBank Corporation, a Utah corporation ("WebBank"), whose address is P.O. Box 1831, 136 Heber Avenue, Suite 209, Park City, Utah 84060.

                                    RECITALS
                                    --------

                  A. Pursuant to that certain Loan Agreement by and among WebBank and Obligor dated as of the date hereof (the "Loan Agreement"), Obligor has executed that certain Adjustable Rate Promissory Note dated as of the date hereof in the original principal amount of ONE MILLION, ONE HUNDRED THOUSAND DOLLARS (the "Note") in favor of WebBank, Parent has executed that certain Mortgage in favor of WebBank dated as of the date hereof (the "Mortgage"), and Obligor has executed that certain Security Agreement in favor of WebBank dated as of the date hereof (the "Security Agreement," and together with the Loan Agreement, the Note, the Mortgage and all other related documents the "Related Documents").

                  B. Guarantor Verne E. Bray is an officer of Parent and owns approximately 70% of the issued and outstanding stock of Parent. Guarantor Beverly Bray is the spouse of Verne E. Bray.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, to induce WebBank to enter into the Loan Agreement and accept the Note, each Guarantor has executed and delivered this Guaranty:

                  1. Definitions. When used in this Guaranty and not defined herein, the capitalized terms have the meanings given to them in the Loan Agreement.

                  2.       Guaranty of Payment and Performance Obligation.
                           -----------------------------------------------
                           a.       Guarantors  and each of them hereby  jointly
and severally and absolutely, unconditionally and irrevocably guarantee to WebBank and its respective successors, indorsees, transferees and assigns (i) the prompt and complete payment when due of all principal, interest and other amounts, and all extensions, renewals, refunding, replacements and modifications thereof under the Note and the other Related Documents, including without limitation, payments due under the Note and the other Related Documents for any breach under such agreements and (ii) the prompt and complete performance of all obligations under the Note and the other Related Documents (collectively, the "Obligations"). Guarantors jointly and severally further agree to pay any and all expenses which may be paid or incurred by WebBank enforcing any rights under this Guaranty, including, but not limited to, attorneys' fees. Guarantors hereby jointly and severally guarantee that any amounts due WebBank under the Obligations will be paid in full to WebBank, without set-off or counterclaim, in lawful currency of the United States of America at the office of WebBank as set forth herein.

                           b.       No payment,  payments or performance made by
Obligor or any other Person or received or collected by WebBank from Obligor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations, shall be deemed to release the liability of any Guarantor hereunder, both of whom shall, notwithstanding any such payment, payments or performance, remain jointly and severally liable for the Obligations until each of the Obligations is paid or performed in full.

                  3.       Unconditional Character of Guaranty.
                           -----------------------------------

                           a.       The  obligations  of  Guarantors  under this
Guaranty shall be absolute and unconditional, joint and several, and shall be a guaranty of payment and performance and not of collection, irrespective of the validity, regularity or enforceability of the Related Documents, or any provisions thereof, the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or entity or action to enforce the same, any failure or delay in the enforcement of the obligations of the Obligor under the Note, or any set-off, counterclaim, recoupment, limitation, defense or termination. Each Guarantor hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Related Documents, any right to require a proceeding first against Obligor, any protest, presentment, notice or demand whatsoever, and each Guarantor hereby covenants that this
Guaranty shall not be terminated, discharged or released except upon satisfaction of the conditions specified in Section 2 above, and only to such extent of any such payment and performance.

                           b.       Without   limiting  the  generality  of  the
foregoing, such obligations, and the rights of WebBank to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting Obligor or any Guarantor or others, or (ii) any change in the ownership of any of the capital stock of the Obligor, or any of its respective affiliates.

                           c.       Guarantors  and each of them hereby waive to
the fullest extent possible under applicable law:

                                    (1) any defense  based upon the  doctrine of
marshalling of assets or upon an election of remedies by WebBank, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure which election destroys or otherwise impairs the subrogation rights of any Guarantor or the right of any Guarantor to proceed against Obligor for reimbursement, or both;

                                    (2) any  defense  based upon any  statute or
rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                                    (3) any  duty  on the  part  of  WebBank  to
disclose to any Guarantor any facts WebBank may now or hereafter know about Obligor regardless of whether WebBank has reason to believe that any such facts materially increase the risk beyond that which any Guarantor intends to assume or has reason to believe that such facts are unknown to any Guarantor or has a reasonable opportunity to communicate such facts to any Guarantor, as each Guarantor acknowledges that he or she is fully responsible for being and keeping informed of the financial condition of Obligor and of all circumstances bearing on the risk of breach of any representations, warranties, covenants or agreement or nonpayment of any obligation caused by such breach hereby guaranteed;

                                    (4) any defense arising because of WebBank's
election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, as amended or supplemented;

                                    (5) any    claim    for       reimbursement,
contribution, indemnity or subrogation which any Guarantor may have or obtain against Obligor by reason of the payment by any Guarantor of any Obligation; and

                                    (6) any  other  event or  action  (excluding
Guarantors' compliance with the provisions hereof) that would result in the discharge by operation of law or otherwise of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

                           d.       WebBank  may deal with  Obligor  in the same
manner and as freely as if this Guaranty did not exist, and WebBank shall be entitled, without notice to any Guarantor, among other things, to grant to Obligor such extension or extensions of time to perform any act or acts as may seem advisable to WebBank at any time and from time to time without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of Guarantors hereunder.

                           e.       WebBank may proceed,  either in its own name
or in the name of any Guarantor or both, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantors. Each and every remedy of WebBank shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

                           f.       No waiver or release shall be deemed to have
been made by WebBank of any of its rights hereunder unless the same shall be in writing and signed by or on behalf of WebBank, and any such waiver shall be a waiver or release only with respect to the specific matter involved and shall in no way impair the rights of WebBank or the obligations of any Guarantor under this Guaranty in any other respect at any other time.

                           g.       At the option of WebBank,  any  Guarantor or
both may be joined in any action or proceeding commenced by WebBank against Obligor for any Obligation covered by this Guaranty in connection with or based upon the Related Documents, or other obligation, or any other provision thereof, and recovery may be had against any Guarantor in such action or proceeding or in any independent action or proceeding against any Guarantor, without any requirement that WebBank first assert, prosecute or exhaust any remedy or claim against Obligor.

                  4. Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by WebBank, no Guarantor shall be entitled to be subrogated to any of the rights of WebBank against Obligor or any collateral security or guaranty or right of offset held by WebBank for the payment of the Obligation, nor shall any

Guarantor seek any reimbursement from the Obligor in respect of payments made by any Guarantor hereunder, until all amounts owing to WebBank by Obligor for or on account of the Obligation are paid in full.

                  5. Representations and Warranties. Each Guarantor makes the following representations and warranties to WebBank, each of which shall survive the execution, delivery and performance of this Guaranty until each of the Obligations is fully satisfied:

                           a.       Guarantors  have  delivered  to WebBank  the
unaudited financial statement attached hereto as Schedule 5(a) (the "Financial Statement") which Financial Statement fairly and accurately presents the net assets and financial position of Guarantors as of the date hereof;

                           b.       Guarantor   has   made  no   agreements   or
representations of any kind that would limit or qualify the terms of this Guaranty;

                           c.       This   Guaranty  is  executed  at  Obligor's
request and not at the request of WebBank;

                           d.       WebBank  has  made  no   representation   to
Guarantor as to the credit worthiness of Obligor; and

                           e.       This Guaranty  constitutes the legal,  valid
and binding obligation of Guarantor.

                  6.   Covenants.Each   Guarantor   covenants  with  WebBank  as
follows:

                           a.       Except as provided in this  Guaranty and the
Related Documents, Guarantor will not, without the prior written consent of WebBank, sell, dispose of, assign, pledge, mortgage, hypothecate, or otherwise encumber or transfer any property of any kind owned by Guarantor if such encumbering or transfer (i) relates to property of such monetary value as to be deemed "material" to this Guaranty, (ii) would materially and adversely affect Guarantor's financial condition, as such financial condition is reflected by Guarantor's current Financial Statement, or (iii) would materially impair WebBank's ability to enforce this Guaranty; and

                           b.       Guarantor  will notify WebBank in writing in
the event there is any change in his or her Financial Statement, and shall furnish WebBank with (i) a current Financial Statement within ninety (90) days after the end of each calendar year and at any other time WebBank requests such current Financial Statement and (ii) copies of each Guarantor's federal and state tax returns within 30 days of filing such returns.

                  7.       Event of Default; Remedies.
                           --------------------------

                           a.       Event of Default.  The  occurrence of any of
the following events or existence of any of the following conditions shall constitute an Event of Default under this Guaranty (each such occurrence an "Event of Default"):

                                    (1)  Any  Guarantor  shall  default  in  the
performance of or compliance with any covenant or agreement contained in this Guaranty or in any document related hereto, and such default is not cured within five (5) days;

                                    (2)  Any material representation or warranty
made by any Guarantor herein or in any statement, certificate or other document related hereto proves to have been false or incorrect in any material respect when made; and

                                    (3)  Any Event of Default  as defined in the
Loan Agreement shall occur and shall not be cured within the applicable cure period, if any, provided in the Loan Agreement.

                           b.       Remedies upon Default. In the event that any
Event of Default shall occur and be continuing, WebBank shall be entitled to all remedies set forth in this Guaranty, the Loan Agreement and the other Related Documents, and to all remedies available at law or in equity.

                  8. Consent. Each Guarantor hereby consents that, without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment or performance of any of the Obligations made by WebBank may be rescinded by WebBank and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by WebBank, as WebBank may deem advisable from time to time, and any collateral security or guaranty or right of offset at any time held by WebBank for the payment or performance of the Obligations may be sold, exchanged, waived, impaired, surrendered or released, all without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor who will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, impairment, surrender or release. Except to the extent the applicable law provides that Guarantors may not so agree, WebBank shall not have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations of this Guaranty. THIS IS A GUARANTY OF PAYMENT AND PERFORMANCE, NOT OF COLLECTION. WEBBANK MAY SEEK TO COLLECT PAYMENT OR ENFORCE PERFORMANCE OF THE OBLIGATIONS FROM ANY GUARANTOR AS THOUGH THE OBLIGATIONS WERE THE DIRECT AND PRIMARY OBLIGATION OF SUCH GUARANTOR AND MAY SEEK PAYMENT OR PERFORMANCE OF THE OBLIGATIONS FROM ANY GUARANTOR WITHOUT MAKING ANY DEMAND FOR PAYMENT THEREOF UPON OBLIGOR OR TAKING ANY OTHER ACTION TO COLLECT OR ENFORCE THE OBLIGATIONS FROM OBLIGOR. When making any demand hereunder against any Guarantor, WebBank may, but shall be under no obligation to, make a similar demand on Obligor, and any failure by WebBank to make any such demand or to collect any payments from Obligor shall not relieve any Guarantor of such Guarantor's obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of WebBank against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

                  9. Enforcement.No lawful act of commission or omission of any kind or at any time upon the part of WebBank in respect of any matter whatsoever shall in any way affect or impair the rights of WebBank to enforce any right, power or benefit under this Guaranty. Nothing in this Guaranty shall be construed as a waiver by any Guarantor of any rights or claims he or she may have against Obligor under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from Obligor separately, it being the intent of this Guaranty that each Guarantor shall be unconditionally and absolutely, jointly and severally obligated to perform fully all of such Guarantor's obligations, covenants and agreements hereunder for the benefit of WebBank.

                  10. Continuing Effect. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligation is rescinded or must otherwise be restored or returned by WebBank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Obligor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian or similar officer for Obligor or any substantial part of its property, or other wise, all as though such payments had not been made.

                  11.      Miscellaneous.
                           -------------

                           a.       Governing   Law.  This  Guaranty   shall  be
interpreted and the rights of the parties hereunder shall be determined under the laws of the State of Utah, without reference to conflict of laws principles.

                           b.       Severability.  If any term or  provision  of
this Guaranty or the application thereof to any circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

                           c.       Notices. All notices,  requests, demands and
other communications which are required or permitted to be given under this Guaranty will be in writing and will be deemed to have been duly given if (i) delivered in person, or (ii) mailed, first class certified, registered or express mail, return receipt requested and postage prepaid, or (iii) sent by recognized overnight courier, with proof of delivery requested and charges prepaid, to:

                  If to Guarantors:

                           Verne E. Bray and Beverly Bray
                           1367 Pheasant Hill Place
                           Logan, Utah  84321

                   If to WebBank:

                           WebBank Corporation
                           P.O. Box 1831
                           136 Heber Avenue, Ste. 209
                           Park City, Utah  84060-1831
                           Attention:  Douglas L. Hesse
                  with a copy to:

                           Douglas C. Waddoups

                           Parr Waddoups Brown Gee & Loveless
                           185 South State, Suite 1300
                           Salt Lake City, Utah  84111

or to such other address as a party may specify by written notice to the other parties.

                           d.       Right of Offset. Each Guarantor acknowledges
the right of WebBank to offset against any obligations of such Guarantor to WebBank under this Guaranty, any amount owing by WebBank to such Guarantor.

                           e.       Right   to   Cure.    Notwithstanding    the
provisions of Section 7 hereof, any Guarantor shall have the right to cure an Event of Default occurring pursuant to the Loan Agreement, provided, that such cure is effected within the applicable period set forth in the Loan Agreement; and provided further that such cure can be effected in compliance with the Note. The exercise of such right to cure by any Guarantor shall not reduce or otherwise affect the liability of any Guarantor under this Guaranty.

                           f.      Jurisdiction.    Each    Guarantor    hereby
expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States Dis trict Court for the District of Utah - Central Division and to the jurisdiction of any other competent court of the State of Utah located in the County of Salt Lake (collectively, the "Utah Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C.
Section 1441, in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts. If the aforementioned courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Utah, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Each Guarantor hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Guaranty or the transactions contemplated hereby to which he or she may be entitled by reason of present or future domicile. Notwithstanding the foregoing, each Guarantor hereto agrees that WebBank shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Utah Courts in any other court or jurisdiction, including, without limitation, the courts of the States of Kansas and California. Additionally, the foregoing shall not be deemed to prohibit any party hereto or any other person or entity that may have the right to enforce this Guaranty from commencing an action in any court or courts that may have jurisdiction.

                           g.       Service   of   Process.    Each    Guarantor
irrevocably   consents  to  the  service  of  process  outside  the  territorial jurisdiction of the courts referred to in Section 11(f) hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to such address as specified in or pursuant to Section 11(c) hereof. However, the foregoing shall not limit the right of WebBank to effect service of process on any Guarantor by any other legally available method.

                           h.       WAIVER  OF  JURY  TRIAL.   AS  AN  IMPORTANT
INDUCEMENT TO WEBBANK TO ENTER THIS AGREEMENT, EACH GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

                           i.       Section   Headings.   The  section  headings
contained in this Guaranty are for reference purposes only and shall not affect the meaning or interpretation of this Guaranty.

                           j.       Delay.  No failure to exercise  and no delay
in exercising, on the part of WebBank, any right, power or privilege shall preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                           k.       Modification.  No provision of this Guaranty
shall be waived, amended, supplemented or released except by a written instrument executed by Guarantors and WebBank.

                           l.       Binding  Effect.   This  Guaranty  shall  be
binding upon the successors, assigns, heirs and legal representatives of each Guarantor.


                  [Remainder of Page Left Blank Intentionally]

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have caused this Guaranty to be duly exercised and delivered as of the day and year first above written.

                                GUARANTORS
                                /s/Verne E. Bray
                                -------------------------------
                                Verne E. Bray, individually

                                /s/Beverly Bray
                                -------------------------------
                                Beverly Bray, individually

                                  SCHEDULE 5(a)

                     FINANCIAL STATEMENTS OF EACH GUARANTOR

                    [To be provided by counsel for Obligor.]

                                 LOAN AGREEMENT

This Loan Agreement (this "Agreement") is entered into this _____ day of April, 1999, by and between NACO Industries, Inc., a Utah corporation (the "Borrower"), and WebBank Corporation, a Utah corporation (the "Lender").

WHEREAS, the Lender desires to make a loan to the Borrower in the amount of ONE MILLION, ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,100,000.00) (the "Loan") which is eighty percent (80%) guaranteed by RBS/USDA (the "RBS/USDA Guaranty"), in accordance with and subject to the terms and conditions of such RBS/USDA Guaranty, all of which are incorporated herein by reference; and

WHEREAS, the Borrower desires that the Lender make the Loan to the Borrower.

NOW, THEREFORE, in consideration of the representations, warranties, and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

Unless the context otherwise requires, all capitalized terms not otherwise specifically defined herein shall have the meanings set forth below in this
Article 1:

"Accounting Terms" are those generally accepted in accordance with GAAP.

"Affiliate" as applied to any Person shall mean any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to (a) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person or (b) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. In addition, as to the Lender, "Affiliate" shall include any partnership a majority of the partners of which are officers, directors, employees or Affiliates of the Lender; and as to the Borrower, "Affiliate" shall not include any Lender.

"Assets" shall mean all of the properties, asset rights, claims, leasehold interests, contracts, and goodwill used in the Business or owned by the Borrower of every kind and character, wherever located, whether real or personal, tangible or intangible.

"Business" shall mean the business of the Borrower and all activities related thereto, including but not limited to the activities, at any location, conducted by the Borrower under the name "NACO Industries, Inc." or "NACO Composites, Inc."

"Capital Expenditure" means any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, Real Property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

"Change of Control" shall mean:

         (a)      if  any   Person  or  group   besides   Verne  E.  Bray  shall
beneficially own more than 50% of the voting power of the then-outstanding voting equity interests of Borrower; or

         (b) if any shares of capital stock of Borrower which Verne E. Bray beneficially owns shall by any means come into the beneficial ownership of any other Person or any group; or

         (c) if Verne E. Bray or Jeffrey Kirby shall cease to be an executive officer of Borrower.

         For purposes of this definition, the terms "beneficially own," "beneficial ownership" and "group" shall have the respective meanings ascribed to them pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

"Closing" shall have the meaning specified in Article 2.

"Closing Date" shall have the meaning specified in Article 2.

"Closing Transactions" means the transactions which will occur on the Closing Date pursuant to the Loan Documents.

"Code"  shall  mean  the  Internal   Revenue  Code  of  1986,  as  amended,   or
corresponding provisions of any subsequent federal tax laws.

"Deposit and Escrow Agreement" means the Deposit and Escrow Agreement between the Borrower and the Lender dated as of the date hereof.

"Environmental Complaint" shall mean any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, or municipal authority or any other Person involving a Hazardous Discharge from or on Real Property owned or leased by the Borrower or any violation of any order, permit or Environmental Law.

"Environmental Laws" shall mean any federal, state or local laws, common law, ordinances, regulations or policies, as well as orders, decrees, judgments or injunctions issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Real Property owned or leased by the Borrower including, without limitation, soil, groundwater, and indoor and ambient air conditions.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder.

"ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

"GAAP" means generally accepted accounting principles in the United States.

"Guaranty" means the Guaranty executed by Verne E. Bray and Beverly Bray in favor of the Lender as of the date hereof.

"Hazardous Discharge" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of Hazardous Substances from or onto Real Property owned or leased by the Borrower.

"Hazardous Substances" shall mean any pollutant, toxic substance, hazardous waste, compound, element or chemical that is or shall be defined as hazardous, toxic, noxious or dangerous pursuant to Laws or regulated in any manner pursuant to any Law.

"Indebtedness" means, for any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness of such Person on which interest charges are customarily paid or accrued, (d) all guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any obligation of such Person representing the deferred purchase price of property or services purchased by such Person, (g) all obligations secured by a lien on any property or asset owned or held by such Person regardless of whether such obligation shall have been assumed by that Person or is nonrecourse credit of that Person and (h) all liability of such Person as a general partner or joint venturer for obligations of the nature described in (a) through (g) preceding.

"Law" or "Laws" shall mean any and all applicable statutes, laws, ordinances, proclamations, regulations, published requirements, orders, decrees and rules of any foreign, federal, state or local government, political subdivision or governmental or regulatory authority, agency, board, bureau, commission, instrumentality or court or quasi-governmental authority, including, without limitation, those covering environmental, tax, energy, safety, health, transportation, bribery, record keeping, zoning, discrimination, antitrust and wage and hour matters, and in each case as amended and in effect from time to time.

"Lease Obligation" shall mean any lease, sublease, license or similar arrangement, pursuant to which a Person leases, subleases, or otherwise is granted the right to occupy, take possession of or use property, whether, real, personal or mixed.

"Lien" shall mean any lien, pledge, claim, charge, security interest, mortgage or encumbrance of any nature whatsoever, other than Permitted Liens.

"Loan Documents" means this Agreement, the Note, the Security Agreement, the Mortgage, the Guaranty, the Deposit and Escrow Agreement, the RBS/USDA Guaranty, and all other documents executed by the parties in connection with this transaction.

"Material Adverse Change" means a material adverse effect on the Assets or on the financial condition, operations, or prospects of the Business.

"Mortgage" means the Mortgage executed by the Borrower in favor of the Lender as of the date hereof.

"Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

"Note" means the Adjustable Rate Promissory Note of the Borrower of even date herewith in the original principal sum of $1,100,000.00, payable to the Lender and secured by the Security Agreement and the Mortgage.

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

"Permitted Liens" as to the business shall mean (a) liens securing the payment of taxes, assessments or other governmental charges or levies which are not yet delinquent or which are being contested in good faith and as to which reserves have been established in accordance with GAAP; (b) materialmen's, mechanics', carriers', workmen's, repairmen's, or other like liens incurred in the ordinary course of business securing obligations not yet due; (c) zoning restrictions, easements, licenses, restrictions on the use of Real Property or minor irregularities in title thereto, which do not materially impair, alone or in the aggregate, the use of the property affected thereby in the operation of the Business or the value of such property for the purpose of the Business; (d) workers' compensation, Social Security or unemployment compensation liens for amounts not yet due; (e) liens in favors of holders of additional Indebtedness incurred pursuant to Section 3.5(A) hereof; and (f) and contractual and statutory liens in favor of landlords and lessors.

"Person" shall mean a corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an individual, a government or political subdivision thereof, a governmental agency or any other legal entity.

"Plan" means any employee benefit plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

"Prohibited Transaction" means any transaction set forth in Section 406 or 407 of ERISA or Section 4975(c)(1) of the Code for which there does not exist a statutory or administrative exemption.

"RBS/USDA" means the Rural Business-Cooperative Service, an agency of the United States Department of Agriculture, and any successor department, agency, or instrumentality authorized to administer the Business and Industrial Guaranteed Loan Program.

"RBS/USDA Guaranty" shall be given the meaning set forth in the recitals above.

"Real Property" shall mean all real property, buildings and fixtures owned, leased or used by a Person.

"Reportable Event" means any of the events set forth in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by the PBGC.

"Security Agreement" means the Security Agreement executed by the Borrower in favor of the Lender as of the date hereof.

"Subsidiary" shall mean any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the outstanding voting stock (or equivalent interest) is at the time owned by the Borrower or by one or more Subsidiaries or by the Borrower and one or more Subsidiaries.

"Tax" means any federal, state, or local tax, assessment, or charge of any nature whatsoever, including, without limitation, (i) income, franchise, sales and use, unemployment compensation, excise, severance, property, gross receipts, profits, and payroll taxes, and (ii) any penalties, additions, fines, and interest assessed on or related to any of the foregoing.

"Transactions" means the transactions contemplated by this Agreement.

                                    ARTICLE 2

                                    THE LOAN

2.1 Amount and Term of Loan. The amount of the Loan shall be $1,100,000.00 (the "Loan Amount"), and the Loan Amount shall be amortized over a period of fifteen
(15) years with monthly installments of principal and interest in accordance with the terms of the Note.

2.2 Interest Rate. The Loan Amount shall bear interest as provided in the Note.

2.3 Loan Disbursement. The closing (the "Closing") of the Transactions is taking place at the offices of Parr Waddoups Brown Gee & Loveless on April ____, 1999 (the "Closing Date"). At the Closing, the Lender will deliver the full Loan Amount in United States money to the Borrower by wire transfer as further explained in the Wire Transfer Instructions and Receipt of Funds attached hereto as Exhibit "2.3."

2.4 Prepayment Premium. The principal balance of the Loan may be prepaid according to the terms, and subject to the prepayment penalties, set forth in the Note.

2.5 Origination Fee; RBS/USDA Guaranty Fee. The Origination Fee shall be two percent (2%) of the total Loan amount (in addition to any fees due RBS/USDA), paid by the Borrower to the Lender at closing. In addition, the Borrower agrees to pay the RBS/USDA guarantee fee of two percent (2%) of eighty percent (80%) of the total amount of the Loan.

2.6 Collateral/Security. The collateral/security for the Loan shall consist of the following:

         A. A first mortgage on the Borrower's real property and improvements located at 3445 West Jones Avenue, Garden City, Kansas 67846 as described in the appraisal required by Section 5.12(i) hereof. Title to this property shall be recorded in the Borrower's name.

         B. A first priority security interest in the Borrower's machinery, equipment, titled and untitled vehicles, furniture, fixtures, deposits, and all other tangible and intangible assets (including, without limitation, patents and patent applications), as described in the appraisal required by Section 5.12(ii) hereof, provided, however, that the Borrower shall not grant the Lender a first priority interest in inventory or accounts. Title to this property shall be recorded in the Borrower's name.

         C. Life insurance on Verne E. Bray in the amount of no less than $500,000, and life insurance on Jeffrey Kirby in the amount of no less than $500,000, as required by Section 4.2(c) hereof.

         D. A second priority security interest in the Borrower's inventory and accounts as described in the appraisal required by Section 5.12(ii) hereof.

         E. Absolute and unconditional guarantee of payment and performance of Verne E. Bray and Beverly Bray, according to the terms of the Guaranty.

         F. A first priority security interest in the deposit and escrow account established and maintained pursuant to the Deposit and Escrow Agreement.

2.7. Escrow Fund. At the option of the Lender, the Lender may require the Borrower to establish an Escrow Fund (defined below) sufficient to discharge its obligations for the payment of taxes, insurance premiums, and maintenance pursuant to this Agreement. (The initial deposits together with the amounts in

(a), (b), and (c) below shall be called the "Escrow Fund"). Initial deposits for taxes, premiums, and maintenance shall be made by the Borrower to the Lender in amounts determined by the Lender in its discretion on the date hereof to be held in the Lender's Escrow Fund. Additionally, the Borrower shall pay to the Lender on the first day of each calendar month: (a) one-twelfth of an amount which would be sufficient to pay the taxes payable, or estimated by the Lender to be payable, upon the due dates established by the appropriate taxing authority during the ensuing twelve (12) months; (b) one-twelfth of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the policies upon the expiration thereof; and (c) one-twelfth of an amount which would be sufficient to pay all costs associated with maintenance and upkeep of buildings, grounds, equipment, and all other property which needs to be maintained in the ordinary course of business ("CAM"). The Borrower agrees to notify the Lender immediately of any changes to the amounts, schedules, and instructions for payment of taxes, insurance premiums, and CAM of which it has obtained knowledge and authorized the Lender or its agent to obtain the bills for taxes and other charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal, or both, payable pursuant to the Note, shall be added together; and shall be paid as the aggregate sum by the Borrower to the Lender. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, the Lender shall be obligated to pay on behalf of the Borrower the taxes, insurance premiums, and CAM as they become due on their respective due dates by applying the Escrow Fund to the payments of such taxes, insurance premiums, and CAM required to be made by the Borrower pursuant to this Agreement. If the amount of the Escrow Fund shall exceed the amounts due for taxes, insurance, and CAM pursuant to this Agreement, the Lender shall, at its discretion, return any excess against future payments to be made to the Escrow Fund. In allocating such excess, the Lender may deal with the persons shown on the records of the Lender to be the owner of the property. If the Escrow Fund is not sufficient to pay the items set forth in (a), (b), and
(c) above, the Borrower shall promptly pay to the Lender, upon demand, an amount, which the Lender shall reasonably estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by the Lender. Unless otherwise required by applicable law, no earnings or interest, if any, on the Escrow Fund shall be payable to the Borrower. Lender may elect to appoint a third party to perform on Lender's behalf the tasks associated with managing the Escrow Fund as described in this Section 2.7, in which case Borrower agrees to pay the costs for such third party. In the event the Lender does not establish an Escrow Fund, the Borrower shall make all required payments herein described in a timely manner and shall provide evidence thereof as required by the Lender.

                                    ARTICLE 3

                               FINANCIAL COVENANTS

3.1 Financial Statements. A current financial statement from the Borrower, less than sixty (60) days old, is required at the Closing. An annual audited financial statement prepared on an accrual basis by a Certified Public Accountant in accordance with GAAP is required from the Borrower and will be forwarded to the Lender within ninety (90) days of the Borrower's fiscal year-end. Quarterly in-house financial statements for the Borrower also must be submitted to the Lender within forty-five (45) days of the end of each fiscal quarter, and such additional financial statements as may be requested by the Lender shall be submitted in a timely manner in a form acceptable to the Lender. The Borrower must submit to Lender year-end federal and state tax returns within ninety (90) days of each fiscal year end. The Borrower must submit to the Lender a copy of each Form 10K and Form 10Q concurrently with the filing of such form with the Securities and Exchange Commission.

3.2 Certificate of No Default. Concurrently with delivery to the Lender of any financial statement prepared pursuant to Section 3.1 (except the financial statement delivered at the Closing), a completed compliance certificate of the president or chief financial officer of the Borrower in the form of Exhibit "3.2" shall be delivered to the Lender, certifying (i) compliance with each financial covenant in Article 3 hereof, and (ii) that to the best of his or her knowledge no default or Event of Default has occurred and is continuing, or if a default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action proposed to be taken with respect thereto.

3.3 Dividends. The Borrower shall not, during the life of the Loan, declare or pay a cash dividend unless a profit was made in the fiscal year prior to the year in which the dividend is being declared, all debts are paid current and all Loan covenants and ratios are being met and will continue to be met on the annual statement, and such payment would not result in a reduction of capital below the prior fiscal year end level (determined in accordance with GAAP) after the dividends are paid. Authorized dividend payments may not reduce retained earnings below the amount reflected on the year-end balance sheet of the immediately preceding fiscal year. If the Borrower operates as a Subchapter S corporation, dividends may be distributed to the owners to pay taxes on its profits.

3.4      Compensation of Officers and Owners.

         A. No advances or loans from the Borrower are to be made to officers, owners, affiliates or others during the life of the Loan without the written approval of the Lender and RBS/USDA.

         B. Salaries, compensation, and/or payments to officers and/or owners will not be increased unless a profit was made in the preceding fiscal year, all of the Borrower's debts are paid to a current status and the Borrower is in compliance with all covenants of this Agreement, including without limitation, the financial covenants and ratios (calculated after giving effect to the contemplated increases or payments).

3.5      Fixed Asset Limitation; Sale of Assets.

         A. The Borrower may incur up to $150,000 per calendar year for Capital Expenditures, including through the incurrence of additional Indebtedness, if the financial ratios of Article 3 would be met after incurring such expense or such indebtedness. All such purchases are to be added to the collateral for this Loan under the after-acquired clause and specifically described as collateral when the Security Agreement is updated.

         B. Other than in the ordinary course of business, the Borrower shall not sell, transfer or assign any of its assets, including, without limitation, any collateral for the Loan, without the prior written consent of the Lender, which consent may be withheld in its sole discretion.

3.6 Consolidations, Mergers, Sale of Business. The Borrower will not merge, consolidate, reclassify or sell the business or any of its capital stock without the prior written approval of the Lender and RBS/USDA. The Borrower will not purchase any Treasury stock or redeem any of its capital stock from any shareholders without the written approval of the Lender and RBS/USDA. The Borrower shall make no investments outside of the day to day operation of the business.

3.7      Additional Debt.

         A. Except as provided in Section 3.5, the Borrower will not incur additional Indebtedness other than in the ordinary course of business and due within one year, nor assume the liabilities or obligations of any other person or entity, without the prior written consent of the Lender and RBS/USDA.

         B. Borrower will not incur additional borrowing for working capital purposes that will reduce the current ratio below 1 to 1 or increase the debt to net worth ratio above 3 to 1.

         C. The parties acknowledge and agree that the Lender shall not advance to the Borrower any additional funds beyond the Loan Amount without the prior written consent of RBS/USDA.

3.8      Debt to Equity and Other Financial Ratios.

         A. The Borrower will maintain a debt-to-equity ratio of not more than 3 to 1, as shown on the annual audited financial statement and defined as total debt divided by tangible net worth plus subordinated debt, at the end of the Borrower's fiscal year.

         B. Any and all Indebtedness to stockholders now or hereafter made will be subordinate to the Loan.

         C. The Borrower will maintain a debt service coverage ratio of not less than 1.2 to 1 as shown on the annual audited statement financial statement.

         D. The Borrower will maintain a current ratio (current assets divided by current liabilities) of not less than 1 to 1 and shall maintain a net working capital position of at least $10,000 as shown on the annual audited financial statement.

         E. The  Borrower  shall  maintain  a  1  to  1  loan  to   value  ratio
(outstanding loan balance divided by collateral for loan), with collateral discounted pursuant to RBS/USDA Form 4279-1, Part B.

         F. The annual audited financial statement required by Section 3.1 hereof shall include a calculation of each financial ratio of this Article 3 and a certification that the Borrower is in compliance with each such ratio.

3.9 Equity. At the Closing, the Borrower will provide the Lender with a certification from an independent public accountant that the Borrower has a tangible balance sheet equity position of a minimum of ten percent (10%). The certification shall detail the sources that constitute such equity. The certification will also be supported by a pro forma balance sheet of the Company, reconciled to the most recent balance sheet of the Company (not to exceed 90 days old), and dated as of the date hereof.

                                    ARTICLE 4

                                 OTHER COVENANTS

4.1 Use of the Loan Proceeds. The proceeds of the Loan shall be utilized as follows:

         Restructure Debt                                        $   925,000
         Working Capital (including transaction costs)               175,000
                                                                 ===========
         Total                                                   $ 1,100,000

4.2 Insurance. The Borrower shall obtain and maintain all required insurance at its own expense, except as modified by Section 2.7 at the Lender's option. Grantor shall provide the Lender with originals or certified copies of all required insurance policies (including, without limitation, renewals thereof or replacements thereto), with copies of all renewal notices and, if requested by the Lender, with copies of receipts for paid premiums. Required insurance shall include, but not be limited to, the following:

         A. The Borrower shall maintain a policy of general liability insurance of not less than one million and 00/100 dollars ($1,000,000) designating the Lender as an additional insured party, placed with an insurance company or companies acceptable to the Lender. Further, the Borrower shall maintain hazard insurance and general liability insurance during the entire term of the Loan with a standard mortgage clause naming the Lender as beneficiary in an amount which is at least the lesser, with the Lender reserving the right to require the greater of such, of the depreciated replacement value of the Loan security or the amount of the Loan balance and that must contain a replacement cost guarantee. Hazard insurance includes fire, windstorm, lightning, hail, explosion, riot, civil commotion, aircraft, vehicle, marine, smoke, builder's risk, public liability, property damage, flood or mudslide, or other hazard insurance that may be required to protect the collateral, placed with an insurance company or companies acceptable to the Lender. The Borrower shall maintain flood insurance if the collateral property is located in an area designated as an area for special hazards under the National Flood Insurance Act of 1968. The flood insurance must be in an amount equal to at least 100% of the value of the insured improvements of the collateral property. All of the foregoing insurance policies shall be in form and substance satisfactory to the Lender and must name the Lender as a loss payee.

         B. The Borrower shall maintain Worker's Compensation Insurance as required by applicable law with respect to each of Borrower's places of business during the period of time the Loan is unpaid, placed with an insurance company or companies acceptable to the Lender.

         C. The Borrower shall maintain, with an insurance company or companies acceptable to the Lender, key man life insurance policies on Verne E. Bray and Jeffrey Kirby in the amount of $500,000 each for the period the Loan is unpaid, and such policies of insurance shall name the Lender as the loss Payee.

4.3 Inspections. The Borrower will permit the Lender and RBS/USDA to visit and inspect any of the collateral securing the Loan, to conduct a periodic audit of the number of jobs to determine program effectiveness, and access to company's books and records for periodic examination. The Lender reserves the right to conduct audits on an as- needed basis, as determined solely by the Lender.

4.4  Change of Control.  The Borrower will not undergo a Change of Control.

4.5 Legal Existence; Compliance with Laws, etc. The Borrower will:(a) maintain its corporate existence and business; (b) maintain all properties which are reasonably necessary for the conduct of such business, now or hereafter owned, in reasonable repair, working order and condition; and (c) take all actions necessary to maintain and keep in full force and effect all rights and franchises reasonable for the operation of the Business; and, comply in all material respects with all applicable Laws in respect of the conduct of the Business and the ownership of the Assets; provided that the Borrower shall not be required by reason of this subsection to comply therewith at any time if the Borrower shall be contesting its obligations to do so in good faith by appropriate proceedings timely initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by the Borrower and its independent public accountants.

4.6 Environmental Liabilities. The Borrower shall not violate any Law regarding Hazardous Substances; and, without limiting the foregoing, the Borrower will not dispose of any Hazardous Substance into or onto, or (except in accordance with Law) from, any Real Property owned, leased or operated by the Borrower or in which the Borrower holds, directly or indirectly, any legal or beneficial interest or estate, nor allow any Lien imposed pursuant to any Law relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such Real Property, except for Liens being contested in good faith by appropriate proceedings and for which adequate reserves have been established and are being maintained on the books of the Borrower.

4.7 Compliance with ERISA. The Borrower will make all payments or contributions to employee benefit plans required under the terms thereof and in accordance with applicable minimum funding requirements of ERISA and the Code and applicable collective bargaining agreements. The Borrower will cause all employee benefit plans sponsored by it to be maintained in material compliance with ERISA and the Code. The Borrower will not engage in any prohibited transaction for which an exemption is not available. The Borrower will not terminate, or cause to be terminated, any employee benefit plan or withdraw from any multi-employer plan, in any manner which could result in material liability of the Borrower.

4.8 Mortgages, Liens, etc. The Borrower shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien with respect to any Asset now owned or hereafter acquired by the Borrower, except:

                  (a) Liens set forth on Schedule "4.8" hereof ("Permitted Senior Indebtedness");

                  (b)      Any Lien securing the Notes;

                  (c)      Any Liens permitted by Section 3.7.

4.9 Creation and Acquisition of Subsidiaries. The Borrower will not create or acquire any Subsidiaries except for wholly owned Subsidiaries created in the ordinary course of business. Each new Subsidiary will be required to execute a Joinder Agreement in the form of Exhibit "4.9" hereto making it a party to the Security Agreement and the Mortgage and a guarantor of the Borrower's obligations under this Agreement and the other Loan Documents. Each new Subsidiary will also be required to grant a security interest in its assets as collateral for the Loan. The Borrower will ensure that any and all subsidiaries execute the documents necessary to comply with this Section 4.9.

4.10 Lease Obligations. The Borrower shall not enter into, or become liable as lessee under, any new Lease Obligations.

4.11 Payment of Taxes. The Borrower will pay and discharge promptly as they become due and payable, subject to extension, all Taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its Assets, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien (other than a Permitted Lien) or a charge upon its property; provided that Borrower shall not be required to pay any such Tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings timely initiated and diligently conducted and if the Borrower shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed appropriate by the Borrower and its independent public accountants.

4.12 Payment of Other Indebtedness, etc. Except as to matters being contested in good faith and by appropriate proceedings, the Borrower will, and will cause each Subsidiary to, pay promptly when due all other Indebtedness.

4.13 Loan, Guarantees and Investments. The Borrower shall not (i) make or permit to remain outstanding any loan or advance to any Person, (ii) guarantee or endorse (except as a result of endorsing negotiable instruments for deposit or collection in the ordinary course of business) or otherwise assume or remain liable with respect to any obligation of any Person, or (iii) make or own any investment in, or acquire (except in the ordinary course of business) the assets of, any Person, except:

                  (a) Extensions of trade credit by the Borrower in the ordinary course of business in accordance with customary trade practices;

                  (b)      Cash  or  short-term  liquid  investments   generally
regarded as cash;

                  (c) Marketable direct obligations of the United States of America or any department or agency thereof maturing not more than one year from the date of issuance thereof;

                  (d) Certificates of deposit, repurchase agreements, money market deposits or other similar types of investments maturing not more than one year from the date of acquisition thereof and evidencing direct obligations of any bank within the United States of America; and

                  (e)      Capital  Expenditures  to  the  extent  permitted  by
Section 3.5.

4.14 Compliance with Year 2000. The Borrower shall perform all acts reasonably necessary to ensure that the Borrower and any Subsidiary become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of the Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this Section 4.14, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. The Borrower shall, immediately upon request, provide to Lender such certifications or other evidence of the Borrower's compliance with the terms of this Section 4.14 as Lender may from time to time reasonably require.

4.15 Further Assurances. From time to time hereafter, the Borrower will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as the Lender may reasonably request, for the purposes of implementing or effectuating the provisions of the Loan Documents. Upon the exercise by the Lender of any power, right, privilege or remedy pursuant to this Agreement and the other Loan Documents which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Lender may be required to obtain from the Borrower for such governmental consent, approval, registration, qualification or authorization.

                                    ARTICLE 5

                              CONDITIONS TO CLOSING

         The obligation of the Lender to make the Loan is subject to the following conditions precedent:

5.1 Government Guarantee. The Lender shall have received the RBS/USDA Guaranty in a form satisfactory to the Lender.

5.2 The Note. The Lender shall have received the Note, duly completed, executed, and delivered by the Borrower in the form of Exhibit "5.2" hereto.

5.3 The Guaranty. The Lender shall have received the Guaranty, duly completed, executed, and delivered by Verne E. Bray and Beverly Bray in the form of Exhibit "5.3" hereto.

5.4 The Security Agreement. The Lender shall have received the Security Agreement duly completed, executed, and delivered by the Borrower in the form of Exhibit "5.4" hereto.

5.5 Opinion of the Borrower's Counsel. The Lender shall have received the legal opinions of Hillyard, Anderson & Olsen, Weintraub Genshlea & Sproul, and Calihan, Brown, Burgardt, Wurst & Daniel, dated as of the Closing Date and duly executed, completed, and delivered in the form of Exhibits "5.5(a)," "5.5(b)" and "5.5(c)" hereto.

5.6 No Change. No material adverse change shall have occurred with respect to the financial condition of Verne E. Bray or Beverly Bray.

5.7 Third-Party Consents. The Lender shall have received the consents (and, if necessary, waivers of defaults) of any third-parties required for the Borrower to consumate the transactions contemplated by this Agreement.

5.8 Corporate Authorization. The Lender shall have received any corporate documents and resolutions necessary to authorize the execution, delivery, and performance by the Borrower of the Loan Documents to which the Borrower is or is to be a party.

5.9 Environmental Report. The Lender shall have received from the Borrower a certified environmental report regarding the Real Property of the Borrower prepared in accordance with "Standard Practices for Environmental Site Assessments : Transaction Screen Questionnaire" and "Phase I Environmental Assessment," both published by the American Society of Testing and Materials.

5.10     Change of Control.  No Change in Control shall have occurred.

5.11 Insurance. The Borrower shall have obtained the insurance policies required by Section 4.2 hereof, and made proof of the same to Lender.

5.12 Appraisal. Lender shall have received (i) a certified appraisal of the Real Property of Borrower meeting the requirements of Instruction 4279-B, published by United States Department of Agriculture Rural Development and in form and substance satisfactory to Lender, and (ii) an itemized list and valuation of all other collateral for the Loan in form and substance satisfactory to Lender.

5.13 Survey. Lender shall have received a current survey of the Real Property in form acceptable to Lender and prepared by a surveyor acceptable to Lender.

5.14 Title Insurance. Lender shall have received a title policy in favor of Lender issued by an underwriter acceptable to Lender, (i) showing Borrower to own fee simple title in its Real Property, (ii) insuring the Mortgage as a first lien on the Borrower's Real Property, and (iii) not containing any exceptions other than those approved in writing by Lender.

5.15 Flood Hazard Determination. Lender shall have received a duly completed Form 81-93, "Standard Flood Hazard Determination," published by the Federal Emergency Management Administration.

5.16 Mortgage. The Lender shall have received the Mortgage duly completed, executed, and delivered by the Borrower in the form of Exhibit "5.16" hereto.

5.17 The Deposit and Escrow Account. The Lender shall have received the Deposit and Escrow Agreement duly completed, executed and delivered by the Borrower in the form of Exhibit "5.17" hereto.


                                    ARTICLE 6

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         The   Borrower   represents   and   warrants  to  the   Lender,   which
representations and warranties shall survive the Closing and the execution and delivery of this Agreement, that:

6.1 Incorporation, Good Standing, and Due Qualification. The Borrower is a corporation duly incorporated, validly existing, and having an active status under the laws of the State of Utah; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly qualified as a foreign corporation and in good standing under the Laws of each other jurisdiction in which such qualification is required, if any.

6.2 Corporate Power and Authority. The execution, delivery, and performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not (1) require any consent or approval of its stockholders; (2) contravene its charter or bylaws; (3) violate any provision of any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Borrower; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; (5) result in or require the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; and (6) cause the Borrower to be in default under any such law, rule, regulation, order writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

6.3 Capitalization. The authorized capital stock of the Borrower consists solely of 10,000,000 shares of common stock, par value $.01, 2,147,102 shares of which are issued and outstanding, and 330,000 shares of 7% cumulative preferred stock, par value $3.00, 165,412 of which are issued and outstanding. Schedule "6.3" sets forth the record and beneficial ownership of the fully diluted outstanding common stock of the Borrower held by Verne E. Bray. Except for the common stock and the preferred stock, there are no other authorized classes or series of capital stock of the Borrower. All outstanding shares of common stock and preferred stock of each of the Borrower are duly authorized, validly issued, fully paid, and nonassessable and have been offered, issued, sold, and delivered by the Borrower in compliance with applicable securities laws. Other than as set forth on Schedule "6.3," there are no preemptive rights, rights of first refusal or similar rights with respect to the capital stock of the Borrower. Except as set forth on Schedule "6.3," there are no outstanding subscriptions, options, warrants, rights, or other arrangements or commitments, whether express or implied, obligating the Borrower to issue any shares of common stock or securities exchangeable for or convertible into common stock. Except for the Articles of Incorporation and Bylaws of the Borrower and the Loan Documents, there are no outstanding agreements or documents binding on the Borrower or its shareholders regarding the transfer, voting, pledge, optioning or gifting of any capital stock of the Borrower. If there are any preemptive rights, rights of first refusal, or similar rights with respect to the capital stock of the Borrower, the Borrower has complied with all applicable corporate and statutory procedures and requirements relating to such rights (including, without limitation, procedures for giving the holders of such rights the opportunity to exercise such rights).

6.4 Brokerage Fees. Except as set forth on Schedule "6.4" there are no claims for investment bankers' fees, brokerage commissions, finders' fees or similar compensation in connection with the Transactions based on any arrangement or agreement made by or on behalf of the Borrower.

6.5 Environmental Compliance. Except as set forth on Schedule "6.5" there has been no Hazardous Discharge or generation, treatment, storage or disposal of any Hazardous Substance by the Borrower or any other Person resulting from the operations of the Business or the ownership or use of the Assets, in a manner which violates any applicable Environmental Law. Except as set forth on Schedule "6.5" there are no Environmental Complaints now pending to or against the Borrower or any other Person resulting from the operations of the Business or the  ownership  or  use of the  Assets,  and,  to  the  best  of the  Borrower's knowledge, there is no reasonable basis for believing that any such Environmental Complaint may be asserted against the Borrower or any other persons with respect to the Borrower's operations. Schedule "6.5" lists, for the entire period of operations of the Borrower, any and all Environmental Complaints resulting from the Borrower's operations or the ownership or use of the Assets and the disposition of each such Environmental Complaint. With respect to each such pending or prior Environmental Complaint, Schedule "6.5" lists the date of the Environmental Complaint; the claimant or investigating agency; the nature and a brief description of the matter; the damages claimed or relief sought; and the status or outcome of the matter. In addition, except as listed on Schedule "6.5," the Borrower is operating and has at all times previous hereto operated the Business in compliance with all Environmental Laws.

6.6 Other Information. All information relating to the Borrower has been disclosed to Lender which would reasonably be material to any prospective third-party investor in the Borrower. In furtherance of the foregoing, and not in limitation thereof, all information furnished by the Borrower to the Lender or its representatives in connection with the Loan Documents (including, without limitation, information contained in the Schedules and Exhibits hereto and thereto, the instruments referred to in such Exhibits and Schedules and the certificates and other documents to be executed or delivered pursuant hereto or thereto by the Borrower) is not, nor at the Closing will be, false or misleading in any material respect, or contains, or at the Closing will contain, any misstatement of material fact, or omits, or at the Closing will omit, to state any material fact required to be stated in order to make the statements therein not materially misleading.

6.7 Employee Benefits Matters. The Borrower is in compliance with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans. The present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA (other than liability for the payment of PBGC premiums in the ordinary course of business).

6.8 Legally Enforceable Agreement. This Agreement is and each of the other Loan Documents to which the Borrower is a party, when delivered under this Agreement, will be legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor's rights generally and principles of equity. The Borrower represents and warrants that neither it or any Guarantor is insolvent or contemplating filing a voluntary petition for bankruptcy nor is the Borrower aware of any possibility or threat of being subject to any petition for involuntary bankruptcy.

6.9 Financial Statements. All financial statements of the Borrower which have been furnished to the Lender are complete and correct and fairly present the financial condition of the Borrower and the results of the operations of the Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied to the Borrower's statements, and there has been no Material Adverse Change. There are no liabilities of the Borrower, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business of the Borrower. No information, exhibit, or report furnished by the Borrower to the Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

6.10 Other Agreements. The Borrower is not a party to any indenture, loan, or credit Agreement, or, to the Borrower's knowledge, to any lease or other Agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower or the ability of the Borrower to carry out its obligations under the Loan Documents to which it is a party. The Borrower is not in default in any material respect in the performance, observance, or fulfillment of any title obligations, covenants, or conditions contained in any Agreement or instrument material to its business to which it is a party.

6.11 Litigation. There is no pending or, to the Borrower's knowledge, threatened action or proceeding against or affecting the Borrower before any court, governmental agency or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Borrower or the ability of the Borrower to perform its obligation under the Loan Documents to which it is a party.

6.12 No Defaults on Outstanding Judgments or Orders. The Borrower has satisfied all judgments, and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

6.13 Operation of Business. To the best of the Borrower's knowledge, it possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, is not in violation of any valid rights of others with respect to any of the foregoing, and is in compliance with all rules and regulations regarding the operation of its business.

6.14 Taxes. The Borrower has filed all Tax returns (federal, state and local) required to be filed and has paid all Taxes which are due.

6.15 Adverse Change. The Borrower certifies that by accepting the Loan, the Borrower understands that the intent of RBS/USDA Instruction 4279-B, Section 4279.181(m), is that no adverse change has occurred during the period of time from RBS/USDA's issuance of the Conditional Commitment to issuance of the RBS/USDA Guaranty relating to the Borrower, regardless of the cause or causes of the change and whether the change or cause(s) of the change were within the Borrower's control.

Upon the issuance of the RBS/USDA Guaranty, the Borrower must certify that there have been no unremedied adverse changes since the date of the application in the financial or other condition of the Borrower which warranty withholding or not making the Loan. Therefore, the Borrower does hereby represent and warrant to the Lender that there have been no adverse changes since the date of its initial loan application in its financial condition.

6.16 Subsidiaries. The Borrower does not own, directly or indirectly, any of the capital stock of any other company or any equity, profit sharing, participation or other interest in any other entity.

6.17 Patents, Trademarks and Licenses. Schedule "6.17" sets forth all patents, patents pending, inventions (whether or not patentable), trademarks (registered and unregistered), service marks (registered and unregistered), trade names (registered and unregistered), brand names (registered and unregistered) or copyrights (registered and unregistered), owned or used by or licensed to or by the Business, together with a summary description and full information in respect of the filing, registration or issuance or the status thereof. All of such patents, inventions, trademarks, service marks, trade names, brand names, copyrights, pending applications and licenses are valid and in good standing and will not be materially adversely affected by the Transactions; no patent application or patent used in the Business is involved in any interference proceeding, and no trademark, service mark, trade name, or brand name, whether or not registered, nor any application therefor, is involved in any opposition or cancellation proceeding. No licenses, sublicenses, covenants or agreements have been granted or entered into by the Borrower in respect of such patents, inventions, trademarks, service marks, trade names, brand names, copyrights, applications or licenses, except those described on Schedule "6.17." The Borrower validly owns, is validly licensed under, or has legal right to use all patents, patent applications, trademarks, service marks, trade names, brand names, inventions, processes, know-how, trade secrets and copyrights which are necessary for the conduct of the Business as now conducted, and all such rights are valid and in good standing, and free and clear of all

Liens and have not been challenged in any way or involved in any interference, opposition or cancellation proceedings. With respect to the Business and the operations of the Borrower and the use or publication by the Borrower in connection with its patents, trademarks, service marks, trade names, brand names and advertising, technical or other literature do not involve infringement or claim infringement of any patent, trademark, service mark, trade name or copyright. Except as set forth on Schedule "6.17" no director, officer, employee, consultant or Affiliate of the Borrower owns, directly or indirectly, in whole or in part, any inventions or patents, trademarks, service marks, trade names, brand names, or copyrights or applications therefor which the Business is presently using or which is necessary or useful for the Business as now conducted or has made any invention not assigned to the Borrower which is necessary or useful for the Business as now conducted. Except as set forth on Schedule "6.17," no officer, director, employee, agent or Affiliates of the Borrower has entered into any agreement regarding know-how, trade secrets, assignment of rights in inventions, or prohibition or restriction of competition or solicitation of customers, or any other similar restrictive agreement or covenant relating to the Business, whether written or oral, with any Person other than the Borrower.

                                    ARTICLE 7

                                EVENTS OF DEFAULT

7.1 Events of Default. The occurrence of one or more of the following events or existence of one or more of the following conditions shall constitute an Event of Default (each such occurrence or existence an "Event of Default"):

         A. The Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement, and such failure is not cured within 30 days after written notice to the Borrower, provided, that no cure period shall apply if such failure to perform is a breach pursuant to Section 7.1(B) hereof.

         B. The Borrower shall default in the payment of principal or interest on the Note or any other fee, charge, tax or other payment due under any of the Loan Documents (including, without limitation, premiums on insurance policies required by this Agreement) when the same becomes due and payable, whether on maturity, acceleration, or otherwise.

         C. A  default  occurs  under  any  document   evidencing   Indebtedness
(including Indebtedness incurred after the date hereof) or any related document, and is not cured or waived within the applicable grace period.

         D. Any representation or warranty made by the Borrower herein or in any other Loan Document shall prove to have been false or incorrect in any material respect when made.

         E. The Borrower shall (i) discontinue its business, (ii) make an assignment for the benefit of creditors, (iii) fail generally to pay its debts as such debts become due, (iv) apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of the Borrower or any substantial part of the Assets or (v) take action to dissolve or liquidate the Borrower.

         F. If, within sixty (60) days after the commencement against the Borrower of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, (i) such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Borrower stayed, or (ii) if the stay of any such order or proceeding shall thereafter be set aside or (iii) if within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official ) of the Borrower or any substantial part of the property of the Borrower, such appointment shall not have been vacated.

         G. An uninsured final judgment which, with other outstanding uninsured final judgments against the Borrower, exceeds $50,000 shall be rendered against the Borrower unless such judgment has been appealed and an execution thereof stayed pending appeal or unless, within sixty (60) days after the expiration of any such stay, such judgment has been discharged, or if any such judgment shall not be discharged forthwith upon the commencement of proceedings to foreclose any Lien which may attach as security therefor and before any of the Assets shall have been seized in satisfaction thereof.

         H. A Material Adverse Change shall occur.

         I. A Change in Control shall occur.

         J. A defined Event of Default shall occur under any of the Loan Documents.

7.2 Remedies Upon Default; Acceleration. In case any one or more Events of Default shall occur and be continuing:

         A. The Lender, at its sole option and discretion, may declare the principal of and accrued interest in respect of the Note to be immediately due and payable, whereupon the principal of and accrued interest in respect of the Note shall become immediately due and payable without notice of intent to accelerate, notice of acceleration, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         B. The Lender may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any provision contained herein or in any other Loan Document or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law; and

         C. The Lender shall be entitled to any other remedy available at law or under any of the Loan Documents.

                                    ARTICLE 8

                                  MISCELLANEOUS

8.1 Amendments, Etc. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party nor consent to any departure by the Borrower from any Loan Document to which it is a party shall in any event be effective unless the same shall be in writing and signed by the Lender and RBS/USDA, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.2 Notices, Etc. All notices and other communications provided for under this Agreement and under the other Loan Documents to which the Borrower is a party shall be in writing (including telefacsimile or telegraphic communications) and faxed, mailed, telegraphed, or delivered

If to the Borrower:

                  NACO Industries, Inc.
                  395 West 1400 North
                  Logan, UT  84341
                  Attention:  Verne E. Bray

If to the Lender:

                  WebBank Corporation
                  P.O. Box 1831
                  136 Heber Avenue, Ste. 209
                  Park City, UT  84060-1831
                  Attention:  Douglas L. Hesse

                                    and

                  Parr Waddoups Brown Gee & Loveless
                  185 South State Street, Ste. 1300
                  Salt Lake City, UT  84111
                  Attention:  Douglas C. Waddoups

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 8.2. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and when faxed, when machine confirmation of receipt is acquired, except that notices to the Lender pursuant to the provisions of Article 3 shall not be effective until received by the Lender.

8.3 No Waiver; Remedies. No failure on the part of the Lender to exercise and no delay in exercising any right, power, or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any rights under any Loan Documents preclude any other or further exercise thereof of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

8.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Lender and RBS/USDA. Notwithstanding the foregoing, an assumption fee equal to one percent (1%) of the outstanding principal balance shall be paid by the Borrower to the Lender upon written consent of any assignment.

8.5 Costs, Expense, and Taxes. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration and termination of any of the Loan Documents including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under any of the Loan Documents, and all costs and expenses, if any, in connection with the enforcement of any of the Loan Documents all as provided in the Loan commitment letter from the Lender to the Borrower. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. Notwithstanding the foregoing, the Borrower shall not be responsible for the Lender's attorneys' fees and costs incurred in connection with the preparation of the Loan Documents and the Closing which exceed $10,000.

8.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah, without reference to conflict of law principles.

8.7 Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

8.8 Headings. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

8.9 Survive Closing. The covenants contained herein, which obligate the Borrower to perform any covenant following closing, shall be deemed to survive the closing.

8.10 WAIVER OF JURY TRIAL. AS AN IMPORTANT INDUCEMENT TO THE LENDER TO ENTER THIS AGREEMENT, THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

8.11 Indemnification. The Borrower and its successors and assigns will indemnify and hold harmless Lender, its directors, officers, shareholders, agents, employees, servants, partners, contractors, any person who controls the Lender and Lender's successors and assigns (collectively, the "Indemnified

Persons") from and against any and all claims, suits, costs, damages, losses, liabilities, judgments, and expenses (including, without limitation, attorney's fees and litigation expenses) (collectively, "Losses") which are incurred by or asserted against any Indemnified Person in connection with or arising out of any litigation, investigation, proceeding, or subpoena involving, or act or omission of, the Borrower or its Affiliates, Subsidiaries, directors, officers, shareholders, agents, employees, servants, partners, contractors, invitees, licensees, successors, or assigns. Without limiting the foregoing, the Borrower and its successors and assigns will indemnify and hold harmless the Indemnified Persons from and against any and all Losses connected with or arising from any Hazardous Discharge, whether such discharge occurred before or after the execution of this Agreement or before or after Lender exercises any of its remedies available upon default, and from and against any and all losses relating to any Environmental Complaint.

8.12 Jurisdiction. Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the District of Utah - Central Division and to the jurisdiction of any other competent court of the State of Utah located in the County of Salt Lake (collectively, the "Utah Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts. If the aforementioned courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Utah, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Utah Courts in any other court or jurisdiction, including, without limitation, the States of Kansas and California. Additionally, the foregoing shall not be deemed to prohibit any party hereto or any other person or entity that may have the right to enforce or sue under this Agreement from commencing an action in any court that may have jurisdiction.

8.13 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the Utah Courts referred to in
Section 8.12 hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.2 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

8.14 Other Certification. The Borrower shall execute such certification as may be required by Lender and RBS/USDA from time to time.

            (The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            THE BORROWER:

                                            NACO INDUSTRIES, INC.
                                            a Utah corporation

                                            By:  __________________________
                                            Title:  _________________________


                                            THE LENDER:

                                            WEBBANK CORPORATION
                                            a Utah corporation

                                            By:  __________________________
                                            Title:  _________________________

                               NOTICE TO BORROWER
                               ------------------

         THIS WRITTEN LOAN AGREEMENT IS THE FINAL EXPRESSION OF THE LOAN AGREEMENT BETWEEN BORROWER AND LENDER. THIS WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL LOAN AGREEMENT OR OF A CONTEMPORANEOUS ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER.

         Affirmation of No Unwritten Oral Credit Agreements. Borrower and Lender affirm by their initials below that no unwritten, oral credit agreement exists between them.

            ----------                                  -----------
            Borrower's                                  Lender's
            Initials                                    Initials

                                 Schedule "4.8"
                                 --------------

                          PERMITTED SENIOR INDEBTEDNESS

                         [See document attached hereto.]

                                 Schedule "6.3"
                                 --------------

                                 CAPITALIZATION

                         [See document attached hereto.]

                                 Schedule "6.4"
                                 --------------

                                 BROKERAGE FEES

                         [See document attached hereto.]

                                 Schedule "6.5"
                                 --------------

                            ENVIRONMENTAL COMPLIANCE

                         [See document attached hereto.]

                                 Schedule "6.17"
                                 ---------------

                        PATENTS, TRADEMARKS, AND LICENSES

                         [See document attached hereto.]

                                  Exhibit "2.3"
                                  -------------

                         WIRE TRANSFER INSTRUCTIONS AND
                       ACKNOWLEDGMENT OF RECEIPT OF FUNDS

                         [See document attached hereto.]

                                  Exhibit "3.2"
                                  -------------

                             COMPLIANCE CERTIFICATE

Date:    _________________________

To: WebBank Corporation, as the Lender under that certain Loan Agreement dated as of April ____, 1999 (as extended, renewed or restated from time to time, the "Loan Agreement"), between Lender and NACO Industries, Inc. (the "Borrower").

         Capitalized terms used herein shall be given the respective meanings set forth in the Loan Agreement.

         Enclosed herewith is a copy of the [annual] [quarterly] [other] financial statement (the "Statement") of the Borrower required by Section 3.1 of the Loan Agreement. The undersigned, as the [president] [chief financial officer] of the Borrower hereby certifies, represents and warrants to the Lender that, (i) for the period for which the Statement has been prepared, the Statement fairly and accurately presents the financial condition and results of operations of the Borrower and its Subsidiaries, if any, in accordance with GAAP; (ii) for the period for which the Statement has been prepared, the Borrower has fully complied with each financial covenant set forth in Article 3 of the Loan Agreement; and (iii) as of the date hereof, the Borrower is in full compliance with each financial covenant set forth in Article 3 of the Loan Agreement.

         The undersigned further certifies, represents, and warrants that no Event of Default has occurred and is continuing as of the date hereof [other than the following: [INSERT DESCRIPTION AND STEPS, IF ANY, BEING TAKEN TO CURE]].

                                   NACO INDUSTRIES, INC.


                                   By:      _____________________________
                                   Name:    _____________________________
                                   Title:   _____________________________

                                  Exhibit "4.9"
                                  -------------

                                JOINDER AGREEMENT

         This Joinder Agreement is executed by ___________________________ ("Subsidiary"), a newly created or acquired subsidiary of NACO Industries, Inc., a Utah corporation ("Borrower"), pursuant to the requirements of Section 4.9 of that certain Loan Agreement entered into between Borrower and WebBank Corporation, a Utah corporation ("Lender"), as of the ____ day of April, 1999 (the "Loan Agreement").

         Subsidiary hereby agrees to guarantee the payment and performance of Borrower under the Loan Agreement or under any other document or agreement executed by Borrower in connection therewith, to become a party to the Loan Agreement, and to undertake all obligations and to be bound to all covenants that may be applicable to Subsidiary with respect to the Loan Agreement. Subsidiary further agrees to grant a security interest in all its assets to Lender by separate agreement.

         Executed as of the ____ of ___________, _____.


                            By:__________________________________
                            Name:________________________________
                            Title:_________________________________

                                  Exhibit "5.2"
                                  -------------

                                    THE NOTE

                         [See document attached hereto.]

                                  Exhibit "5.3"
                                  -------------

                                  THE GUARANTY

                         [See document attached hereto.]

                                  Exhibit "5.4"
                                  -------------

                             THE SECURITY AGREEMENT

                         [See document attached hereto.]

                                Exhibit "5.5(a)"
                                ----------------

                    OPINION LETTER OF THE BORROWER'S COUNSEL

                         [See document attached hereto.]

                                Exhibit "5.5(b)"
                                ----------------

                OPINION LETTER OF THE LENDER'S CALIFORNIA COUNSEL

                         [See document attached hereto.]

                                Exhibit "5.5(c)"
                                ----------------

                  OPINION LETTER OF THE LENDER'S KANSAS COUNSEL

                         [See document attached hereto.]

                                 Exhibit "5.16"
                                 --------------

                                  THE MORTGAGE

                         [See document attached hereto.]

                                 Exhibit "5.17"
                                 --------------

                        THE DEPOSIT AND ESCROW AGREEMENT

                         [See document attached hereto.]

                         ADJUSTABLE RATE PROMISSORY NOTE
                         -------------------------------

$1,100,000                                               Dated:  April ___, 1999



         FOR VALUE RECEIVED, NACO INDUSTRIES, INC., a Utah corporation with an office at 395 West 1400 North, Logan, UT 84341 ("Maker"), promises to pay to the order of WEBBANK CORPORATION, a Utah corporation having an office at P.O. Box 1831, 136 Heber Avenue, Suite 209, Park City, UT 84060-1831 (together with its successors and assigns, "Payee"), at such office of Payee, or such other place as Payee may designate from time to time in writing, the principal sum of ONE MILLION, ONE HUNDRED THOUSAND AND NO/100s DOLLARS ($1,100,000), in lawful money of the United States of America, together with interest thereon from the date hereof as follows:

                  1.       The  Note.
                           ----------

                           This Adjustable Rate Promissory Note (this "Note") is
being issued by Maker pursuant to a Loan Agreement dated as of the date hereof by and between Payee and Maker (as amended, from time to time, the "Loan Agreement"), and Payee's rights and Maker's obligations hereunder are subject to the provisions of the Loan Agreement. Capitalized terms used in this Note and not otherwise defined shall have the meanings given those terms in the Loan Agreement. Reference to the Loan Agreement shall in no way impair the negotiability hereof or the absolute and unconditional obligation of Maker to pay both principal and interest hereon as provided herein. The principal balance of the Note which is outstanding and unpaid from time to time is referred to as the "Principal Amount."

                  2.       Interest Rate.
                           --------------

                           a.  Note Rate;  Default  Rate. The  Principal  Amount
shall bear interest beginning on and including the date hereof at a variable rate equal to The Wall Street Journal Prime Interest Rate plus one and one-half percent (1.5%) ("Note Rate"), provided, however, that the Note Rate shall never exceed 14.75% nor be less than 9.75%. The initial Note Rate is 9.75% per annum. While an Event of Default (as defined hereinafter) has occurred and is continuing, the Principal Amount shall immediately and without notice accrue interest at the lesser of The Wall Street Journal Prime Interest Rate plus five percent (5%) or the highest interest rate permitted by law (the "Default Rate"). Interest shall be calculated on the basis of a 360-day year and shall accrue for the actual number of days elapsed. The term "The Wall Street Journal Prime Interest Rate" as used herein shall mean, as of any particular date, the rate quoted as the "Prime Rate" (or comparable reference rate) in the Money Rates Column of the Wall Street Journal as published on such day (or, if such day is not a business day of the Lender, as published on the most recent business day of the Lender), but if more than one such rate is quoted on any such day then the rate shall be the highest of such rates. In the event of the discontinuance of such publication or such section thereof, the Wall Street Journal Prime Interest Rate shall mean the average monthly rate as reported and published in the Federal Reserve Bulletin published monthly by the Board of Governors of the Federal Reserve System under the table styled "Prime Rate Charged by Banks Short Term Business Loans." The rate of interest will be adjusted quarterly on January 1st, April 1st, July 1st, and October 1st of each year or if such date is not a business day on the next following business day (each such date an "Adjustment Date"), which adjustment shall be effective on the next following payment date.

                           b.  Maximum  Rate.  Notwithstanding  anything  to the
contrary contained herein, the effective rate of interest hereunder shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. If the amount of interest payable on any date under this Note would exceed the maximum amount permitted by applicable law or regulation, then the amount of interest payable on such date shall be reduced automatically to such maximum amount. If any interest or other charge paid or payable by Maker in connection with this Note results in charging, compensation, payment or earning of interest in excess of the maximum allowed by applicable law or regulation as aforesaid, then any and all such excess shall be and the same is hereby waived by Payee, and any and all such excess previously paid shall be automatically credited against and in reduction of the Principal Amount.

                  3.       Payments of Principal and Interest.
                           ----------------------------------

                           a.  The Principal  Amount and all  accrued and unpaid
interest shall be payable in full on April _____, 2014 (the "Maturity Date"). Beginning on June 1, 1999, and continuing each month until the Maturity Date, monthly payments of principal and interest shall be made on the first day of each month, or if such date is not a business day on the next following business day, in an amount sufficient to fully amortize the Principal Amount over the remaining time period before the Maturity Date. The monthly payments of principal and interest will be made according to the Payment Schedule attached as Exhibit A hereto which shall be revised by Payee and provided to the Maker within 15 business days after each Adjustment Date and shall be incorporated by reference into and made a part of this Note upon receipt by Maker. Any payment of principal or interest made more than fifteen (15) days after it is due shall bear a late penalty of five percent (5%) of the late payment. Interest shall not accrue on late penalties. All amounts of principal, interest, and late penalties made hereunder shall be paid by Maker by automated bank transfer in immediately available and freely transferable funds. All payments shall be credited first to late penalties, second, to Payee's costs and expenses as provided in Section 13 hereof, third, to accrued and unpaid interest, and fourth, to the Principal Amount.

                           b.  Funds on Deposit. In all circumstances when Maker
has funds available on deposit in the Escrow Account (as defined in the Deposit and Escrow Agreement as defined below) maintained pursuant to that certain Deposit and Escrow Agreement (the "Deposit and Escrow Agreement") dated as of the date hereof among Maker, Payee, and Payee in Payee's capacity as Escrow Agent ("Escrow Agent"), Maker agrees and acknowledges that Payee shall have the right pursuant to Section 2(a) of the Deposit and Escrow Agreement to instruct Escrow Agent to release funds from the Escrow Account to make payments required under this Note.

                  4.       Prepayment Premium. Subject to the provisions of this
Section 4, the Principal Amount may be prepaid in whole or in part upon not less than thirty (30) days' prior written notice, provided that each and every such prepayment, whether made voluntarily or involuntarily because of acceleration of the payment date due to an Event of Default and whether made directly by the Borrower or otherwise, shall be accompanied by a prepayment premium as set forth on the following table (the "Prepayment Premium"):

================================================================================
                   YEAR IN WHICH
                  PREPAYMENT MADE                      PREPAYMENT PENALTY
--------------------------------------------------------------------------------
First year following closing of Loan                  5% of amount prepaid
--------------------------------------------------------------------------------
Second year following closing of Loan                 4% of amount prepaid
--------------------------------------------------------------------------------
Third year following closing of Loan                  3% of amount prepaid
--------------------------------------------------------------------------------
Fourth year following closing of Loan                 2% of amount prepaid
--------------------------------------------------------------------------------
Fifth year following closing of Loan or               1% of amount prepaid
any year thereafter
================================================================================

The Maker agrees that the Prepayment Premium has been freely bargained between the parties to provide the Payee with compensation for the loss of the contracted-for return on the Loan, that the Prepayment Premium is not a penalty, and that such Prepayment Premium is reasonable. The Payee's determination of the Prepayment Premium shall be conclusive and binding, absent manifest error. Prepayments shall be credited first to Prepayment Premiums, second to Payee's costs and expenses as provided in Section 13 hereof, third, to accrued and unpaid interest, and fourth, to the Principal Amount.

                  5. Events of Default. The occurrence or existence of any one or more of the following events or conditions shall constitute an Event of Default hereunder (each such occurrence or existence an "Event of Default"):

                           a.  Maker shall fail to pay any principal or interest
under this Note when due.

                           b.  A defined  Event of Default shall occur under the
Loan Agreement.

                  6. Remedies. Upon the occurrence of and during the continuation of any Event of Default, Payee shall have the rights, and shall be entitled to the remedies, set forth in the Loan Agreement and the other Loan Documents, which rights include, but are not limited to, the right to declare the outstanding Principal Amount together with accrued interest to be due and payable immediately.

                  7.       Remedies Cumulative;  Waiver;  Jurisdiction;  No Jury
Trial.

                           a.  Remedies Cumulative. No right or remedy conferred
upon or reserved to Payee, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively, or otherwise, at the sole discretion of Payee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Payee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy. Furthermore, each such right or remedy of Payee shall be separate, distinct, and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of this Note shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of Maker thereunder.

                           b.  Waiver  of  Notice,   etc.  Maker  hereby  waives
presentment for payment, demand of notice of nonpayment, protest, notice of protest, or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of all amounts due under this Note. To the extent permitted by law, Maker waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

                           c.  Submission to  Jurisdiction.  Maker hereby agrees
that any action or proceeding against Maker to enforce this Note shall be commenced in any court having jurisdiction in the County of Salt Lake in the State of Utah (the "Utah Courts") and Maker waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Utah Courts in any other court or jurisdiction, including, without limitation, the courts of the states of California and Kansas. Additionally, the foregoing shall not be deemed to prohibit any party hereto or any other person or entity that may have the right to enforce or sue under this Note from commencing an action in any court that may have jurisdiction.

                           d.  Service of Process. Maker irrevocably consents to
the service of process outside the territorial jurisdiction of the Utah Courts in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in the first paragraph of this Note. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

                           e.  Waiver of Jury Trial. AS AN IMPORTANT  INDUCEMENT
TO THE PAYEE TO ENTER THIS AGREEMENT, THE MAKER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN ANY WAY RELATED TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS.

                  8.       Guaranty;  Security.  Payment and performance of this
Note is guaranteed by Verne E. Bray and Beverly Bray pursuant to a Guaranty dated as of the date hereof. This Note is secured by a Security Agreement by and between Maker and Payee and dated as of the date hereof, by a Mortgage by and between Maker and Payee dated as of the date hereof, and by an Escrow and Deposit Agreement by and between Maker and Payee dated as of the date hereof.

                  9. Severability. If for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal, or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal, and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality, or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  10. Successors and Assigns. This Note inures to the benefit of Payee and binds Maker, and their respective successors and assigns, and the words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

                  11. Notices. All notices required to be given to any of the parties hereunder shall be given as provided in the Loan Agreement.

                  12. Captions. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

                  13. Reimbursement of Expenses. Maker shall reimburse Payee for the reasonable costs and expenses incurred by Payee (including reasonable attorneys' fees, advisory and consulting fees, travel and communication expenses, and reproduction costs) in connection with this Note and all reasonable costs and expenses incurred in amending, modifying, or enforcing this Note.

                  14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Utah without regard to conflict of law principles.



                  [Remainder of Page Left Blank Intentionally]

         IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

                                      NACO INDUSTRIES, INC.
                                      a Utah corporation

                                      By: _____________________________

                                      Its: _____________________________

                                    Exhibit A
                                    ---------

                                       to

                         ADJUSTABLE RATE PROMISSORY NOTE


                         -------------------------------


                                Payment Schedule

         Initial payments under this Note will be made monthly in the amount of $11,653.01. Payee will provide Maker an updated Payment Schedule as provided in
Section 3(a) of the Note.

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (the "Security Agreement") is made as of April __, 1999, by NACO Industries, Inc. a Utah corporation, with principal offices at 395 West 1400 North, Logan, Utah 84341 ("Debtor"), in favor of WEBBANK CORPORATION, a Utah corporation, with offices at 136 Heber Avenue, Ste. 209, P.O. Box 1831, Park City, Utah 84060-1831 ("Lender" or "Secured Party").

                                    RECITALS
                                    --------

         A. Pursuant to that certain Loan Agreement of even date herewith by and between Debtor and Lender (the "Loan Agreement") Lender has advanced a loan to Debtor (the "Loan"), as evidenced by that certain Adjustable Rate Promissory Note dated of even date herewith (as amended, modified or restated from time to time, the "Note"); and

         B. It is a condition to Lender's willingness to make the Loan that Debtor has entered into this Security Agreement.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, to induce Lender to make the Loan, and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Debtor and Lender hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement except as the context requires otherwise. For the purposes of this Security Agreement, the following terms shall have the following meanings:

                           a. "Books and  Records"  means all of Debtor's  books
and records, including, but not limited to, records indicating, summarizing, or evidencing the Collateral, the Secured Obligations, and Debtor's property, business operations, or financial condition, computer runs, invoices, disks, cd-roms, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer-prepared information, disks, cd-roms, tapes, or data of every kind and description, whether in the possession of Debtor or in the possession of third parties.

                           b. "Collateral"  means all  tangible  and  intangible
property owned by Debtor or in which Debtor has an interest, whether now owned or hereafter acquired, including, but not limited to, Debtor's interest now and in the future in the following types or items of property:

                                    (1)  Accounts:   All  presently   owned  and
hereafter acquired accounts, accounts receivable, contract rights, bills, acceptances, and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by Debtor; together with any property evidencing or relating to the Accounts (such as guaranties, credit insurance, Letters of Credit), any security for the Accounts, all Books and Records relating thereto, and all Proceeds of any of the foregoing, including returned or reclaimed inventory;

                                    (2)  Inventory:   All  presently  owned  and
hereafter acquired inventory of every nature, kind, and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; and all goods and inventory returned, reclaimed or repossessed, together with all Proceeds of any of the foregoing;

                                    (3)  Equipment:   All  presently  owned  and
hereafter acquired equipment, whether or not affixed to realty, including, without limitation, machines, computers, trucks, trailers, vehicles, goods, accessories, handling and delivery equipment, fixtures, improvements, office machines, restaurant equipment and furniture, together with all Proceeds of any of the foregoing, and all accessions, accessories, replacements and the rights of the Debtor under any manufacturer's warranties relating to the foregoing;

                                    (4)  Chattel Paper: All presently  owned and
hereafter acquired chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, together with all Proceeds of any of the foregoing;

                                    (5)  General Intangibles:All presently owned
and hereafter acquired general intangibles, including, without limitation, any "general intangible" as that term is defined in the Uniform Commercial Code, any software products, any personal property, choses in action, causes of action, designs, plans, goodwill, tax refunds, licenses, franchises, IP Collateral, trade agreements, customer lists and all rights under license agreements for use of the same, together with all Proceeds of any of the foregoing;

                                    (6)  Instruments:  All  presently  owned and
hereafter acquired instruments, including, without limitation, bills of exchange, notes, and all negotiable instruments, all certificated securities, all certificates of deposit and any other writing that evidences a right to the payment of money and is not itself a security agreement or lease and is of a type that is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all Proceeds of any of the foregoing;

                                    (7)  Documents:   All  presently  owned  and
hereafter acquired documents, including, but not limited to, documents of title (as that term is defined in the Uniform Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in
Article 7 of the Uniform Commercial Code, together with all Proceeds of any of the foregoing;

                                    (8)  Letters of Credit: All presently  owned
and hereafter acquired letters of credit, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit, together with all Proceeds of any of the foregoing; and

                                    (9)  Proceeds:   All  presently   owned  and
hereafter acquired proceeds, as that term is defined in the Uniform Commercial Code, including, without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the Collateral described in this section 1(b), whether cash or non-cash, all rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor.

                                    (10) The  Escrow  Account:  All of  Debtor's
interest in and to the deposit and escrow account established and maintained pursuant to that certain Deposit and Escrow Agreement among Debtor, Lender, and Escrow Agent dated of even date herewith.

                           c. "Loan  Documents"   means  collectively,  the Loan
Agreement, the Note, all credit accommodations, notes, loan agreements, guarantees, security agreements, mortgages, instruments, pledge agreements, assignments, acceptance agreements, commitments, facilities, reimbursement agreements and any other agreements, documents and instruments, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Secured Obligations, together with all amendments, modifications, renewals, or extensions thereof.

                           d. "Event of  Default"  means any Event of Default as
defined in the Loan Agreement which is not cured within the cure period, if any, provided in the Loan Agreement or any Event of Default as defined in any of the other Loan Documents, (ii) failure of Debtor to pay any sum due pursuant to any of the Secured Obligations as and when due, whether by stated maturity, demand, acceleration or otherwise, or (iii) any breach or violation of any representation, warranty, covenant or term of this Security Agreement.

                           e. "IP Collateral" means any and all patents,  patent
applications and related filings, trademarks (both registered and unregistered), trademark applications and related filings, service marks (both registered and unregistered), service mark applications and related filings, trade names, know-how and trade secrets, copyrights, copyright registrations and related filings, computer software, programs and technology, and all other intellectual property and proprietary rights, and shall include without limitation all of the Debtor's right, title and interest in and to:

                                    (1)  all of its now  owned  or  existing  or
hereafter acquired trademarks, service marks, trademark or service mark applications, whether the foregoing are domestic (state or federal) or foreign, including, without limitation, each mark, registration, and application listed on Schedule A, attached hereto and made a part hereof, and (A) renewals thereof,
(B) all income, royalties, damages and payments hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past, present or future infringements thereof, (C) the right to sue for past, present and future infringements thereof, (D) all rights corresponding thereto throughout the world, (E) the Trademark License Rights, as hereinafter defined,
(F) trade dress, (G) all customer and other lists related to any of the foregoing, (H) together in each case with the goodwill of Debtor's business connected with the use of, and symbolized by any of the foregoing and (I) Debtor's entire right, title and interest in, to and under all license agreements with any person or entity, whether Debtor is licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Schedule A (the "Trademark License Rights," and together with all other interests described in this clause (1), the "Trademark Collateral");

                                    (2)  all of its now  owned  or  existing, or
hereafter acquired inventions (whether patentable or not), patents and patent applications, whether the foregoing be domestic or foreign, including without limitation the inventions and improvements described and claimed therein, those patents listed on Schedule B which is attached hereto and made a part hereof, and together with (A) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (B) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including without limitation damages and payments for past, present or future infringements thereof, (C) the right to sue for past, present and future infringements thereof, (D) all rights corresponding thereto throughout the world, and (E) all rights as licensor or licensee with respect to any patents, patent applications and rights thereto and thereunder, including without limitation the licenses listed on Schedule B (such rights as licensor or licensee, collectively, the "Patent License Rights," and together with all other interests described in this clause (2), the "Patent Collateral"); and

                                    (3)  all of its now owned  or  existing,  or
hereafter acquired copyrights, copyright registrations, whether the foregoing be domestic or foreign, including without limitation each copyright registration listed on Schedule C which is attached hereto and made a part hereof, and together with (A) the derivatives thereof, (B) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including without limitation damages and payments for past, present or future infringements thereof, (C) the right to sue for past, present and future infringements thereof, (D) all rights corresponding thereto throughout the world, (E) all rights as licensor or licensee with respect to any copyrights, copyright registrations and rights thereto and thereunder, including without limitation the licenses listed on Schedule C (such rights as licensor or licensee, collectively, the "Copyright License Rights," and together with all other interests described in this clause (3), the "Copyright Collateral");

                           f. "Secured  Obligations"  shall mean,  collectively,
the principal of and interest on the Loan, the Note, and all other amounts owing to the Lender by Debtor under, the Loan Agreement, the Loan Documents or hereunder; and

                           g. "Uniform  Commercial  Code" shall mean the Uniform
Commercial Code as in effect in the State of Utah from time to time.

                  2. Security Interest. As security for the due and punctual payment and full and complete performance of each of the Secured Obligations, Debtor hereby grants to Lender for the benefit of the Secured Party a security interest in and general lien upon all of Debtor's right, title and interest in and to all the Collateral and any part thereof.

                  3. Representations and Warranties. Debtor represents and warrants to Lender for the benefit of the Secured Party, which representations and warranties shall be continuing representations and warranties until all of the Secured Obligations are satisfied in full, as follows:

                           a. Locations.   The chief  place of  business,  chief
executive offices and the office(s) where Debtor's records are kept concerning accounts, contract rights and other similar Collateral, and the locations where its inventories, goods, equipment, fixtures and other similar Collateral are kept, are as set forth on Schedule D attached hereto, and as set forth on Schedule D, Borrower either owns such premises free and clear of any mortgage or other liens and encumbrances, except as set forth on Schedule D, or it leases such premises from the record owner identified on Schedule D.

                           b. Trade  names.   It  conducts  business  under  and
through its legal name as set forth on the signature page hereto, and no other names, except as set forth on Schedule D attached hereto.

                           c. Authority.   Debtor is duly  organized and validly
existing and in good standing under the laws of the State of Utah and is qualified and licensed to do business in those jurisdictions where the conduct of its business or ownership of its properties requires such qualification.
Debtor has the power and authority to own the Collateral, to enter into and perform this Security Agreement and any other documents or instruments executed in connection herewith, and to incur the Secured Obligations.

                           d. Duly  Authorized;  Not in Violation  of Law.  This
Security Agreement and any other documents or instruments executed in connection herewith have been duly authorized, executed, and delivered, and constitute the legal, valid, and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms. This Security Agreement and any other documents and instruments executed in connection herewith do not and will not violate any law, the charter, organizational documents, or by-laws of Debtor, or any other agreement or instrument to which Debtor or any of its property may be bound or subject.

                           e.       No Consents Necessary.
                                    ---------------------

                                    (1)  No consent or approval of any person or
entity, including, without limitation, any debt or equity holder of Debtor, or of any public authority, is necessary for the valid execution, delivery and performance of this Security Agreement by Debtor, or any document or instrument executed in connection herewith.

                                    (2)  Except  for  the   recording   of  this
Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office (with respect to the Trademark Collateral, the Patent Collateral and the Copyright Collateral) and the filing of Uniform Commercial Code financing statements naming Debtor as "debtor" and Lender as "secured party" in the appropriate filing offices, no authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required either (A) for the grant by

Debtor of the liens and security interests granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor, or (B) for the perfection of or the exercise by Lender of its rights and remedies hereunder.

                           f.       Rights in Collateral.
                                    --------------------

                                    (1)  Debtor  has  the  right  to  grant  the
security interests created by this Security Agreement. The Collateral is not subject to liens, claims or encumbrances, licenses or similar interests except:
(A) as otherwise disclosed on Schedule A (with respect to the Trademark Collateral), Schedule B (with respect to Patent Collateral) and Schedule C (with respect to the Copyright Collateral); (B) the liens and encumbrances of Lender or as is otherwise set forth on Schedule E made a part hereto.

                                    (2)  Set forth on Schedule A, Schedule B and
Schedule C are complete and accurate lists of all Trademark License Rights and other Trademark Collateral and Patent License Rights and other Patent Collateral and Copyright Rights and other Copyright Collateral respectively, owned by Debtor.

                           g.       Regarding the IP Collateral.
                                    ---------------------------

                                    (1)  Each  item  of   Trademark   Collateral
identified on Schedule A, each item of Patent Collateral identified on Schedule B, and each item of Copyright Collateral identified on Schedule C, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each such item is, to the best of Debtor's knowledge, validly registered or registerable and enforceable and subject to no claims or adverse limitations. Debtor has notified the Lender in writing of: (A) all prior uses of any material item of Trademark Collateral of which Debtor is aware that could lead to such items becoming invalid or unenforceable, including prior unauthorized uses by third parties; (B) any infringement on any proprietary right or default under any IP Collateral; and (C) prior uses or publications of any material item of IP Collateral of which Debtor is aware which could lead to Debtor's interest in such item becoming invalid or unenforceable, including any publication or use which might place the work in the public domain.

                                    (2)  The Trademark  License  Rights  and the
Patent License Rights are in full force and effect and Debtor is not in default of any of the foregoing License Rights and no event has occurred with notice or the passage of time, or both, might constitute a material default by Debtor under the foregoing license rights.

                           h.       Materially Misleading Statements.
                                    ---------------------------------0

                                    No  representation,  warranty  or  statement
made herein, on any Schedule hereto or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of material fact or omits or will omit any fact necessary to make it not misleading in any material respect.

                                    (1)  No Fictitious  Names.  Debtor  does not
operate or issue invoices under any name other than the name(s) set forth on the signature page hereof.

                  4.       Further Assurances; Filing.

                           a.       Delivery   of   Documents;   Inspection   of
Collateral. At any time and from time to time, upon the demand of Lender, Debtor will, at Debtor's expense: (i) immediately deliver and pledge to Lender for the benefit of the Secured Party, properly endorsed to Lender and/or accompanied by such instruments of assignment and transfer in such form and substance as Lender may request, any and all instruments, documents, and/or chattel paper as Lender may specify in demand; (ii) give, execute, deliver, file, and/or record any notice, statement, instrument, assignment, document, agreement, or other papers that may be necessary or desirable, or that Lender may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable Lender to exercise or enforce for the benefit of the Secured Party its rights hereunder or with respect to such security interest; (iii) keep, stamp, or otherwise mark any and all documents, Instruments, Chattel Paper, and its Books and Records relating to the Collateral in such manner as Lender may reasonably require; and/or (iv) permit representatives and agents of Lender access to its premises at any time reasonably requested by Lender to inspect the Collateral and the Books and Records and to audit and make abstracts from the Books and Records.

                           b.       Filing of Financing  Statement.  At the sole
option of Lender, and without Debtor's consent, Lender may file a carbon, photographic or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting or as a registration of Lender's interest as to any of the IP Collateral in any office so permitted. Without the prior written consent of Lender, Debtor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which Lender is not named as the sole secured party.

                           c.       Lender  Collateral   Custody  Duties.   With
respect to the Collateral, or any part thereof, which at any time may come into the possession, custody or under the control of Lender or any of its agents, associates or correspondents, Debtor hereby acknowledges and agrees that the sole duty of Lender with respect to the custody, safekeeping and physical preservation of such Collateral, whether pursuant to Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as it deals with similar property for its own account. Neither Lender, nor any of its directors, officers, employees, affiliates, agents, associates or correspondents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so.

                  5. Covenants. Debtor hereby covenants and agrees that for as long as any Secured Obligations are outstanding:

                           a. Defense of  Collateral.   Debtor  shall defend the
Collateral against all claims and demands of all persons or entities at any time claiming any interest therein other than those of Lender.

                           b. Notice of Changes in  Location of Chief  Executive
Office, Residence, Books and Records, Collateral. Debtor shall provide Lender with immediate written notice of: (i) any intended change in the chief executive office or residence of Debtor, and/or the office where Debtor maintains its Books and Records; (ii) the location or movement of any Collateral, excluding movement of motor vehicles in the normal course of business to or at an address other than Debtor's address as set forth on the signature page hereof; and (iii) the creation or acquisition of any additional IP Collateral. If any such new location is on leased or mortgaged premises, then Debtor will furnish Lender, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance satisfactory to Lender in its sole discretion.

                           c. Prompt   Payment of Taxes;  Delivery  to Lender of
Proof of Payment. Debtor shall promptly pay any and all taxes, assessments, and/or governmental charges upon the Collateral on the dates such taxes, assessments, and/or governmental charges are due and payable, except to the extent that such taxes, assessments, and/or charges are contested in good faith by Debtor by appropriate proceedings and for which Debtor is maintaining adequate reserves. Upon request of Lender, Debtor shall deliver to Lender such receipts and other proofs of payment as Lender may reasonably request.

                           d. Delivery  of   Instruments,    Chattel  Paper  and
Documents of Title. Immediately upon receipt of any and all Instruments, Chattel Paper, and/or documents of title (including bills of lading and warehouse receipts), Debtor shall deliver such Collateral to Lender and shall execute any form of assignment or endorsement reasonably requested by Lender with respect thereto.

                           e. Notice of  Adverse  Changes,   Events of  Default,
Seizures and Institution of Litigation. Debtor shall immediately notify Lender of: (i) the occurrence of any event or circumstance that is reasonably likely to result in a Material Adverse Change (as defined in the Loan Agreement), including, without limitation, any loss of or damage to any Collateral; (ii) the occurrence of an Event of Default; (iii) any seizure of the Collateral; (iv) any claim or alleged claim of third parties to the Collateral that, either singly or in the aggregate, is reasonably likely to have a Material Adverse Change (including, without limitation, any loss of or damage to any Collateral); and
(v) the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting Debtor or any of the Collateral that, if adversely determined, is reasonably likely, either singly or in the aggregate, to result in an Event of Default or to have a Material Adverse Change.

                           f. Insurance.  Debtor shall maintain insurance at all
times with respect to the Collateral (including all risk-extended coverage) against the risks of fire, theft and such other risks, including, without limitation, liability, errors and omissions and business interruption, as Lender may require, containing such terms, in such form and amounts, for such periods and written by such companies as are acceptable to Lender in its reasonable discretion. All such policies of insurance shall name Lender for the benefit of the Lender as lender/loss payee and shall provide for not less than thirty (30) days' prior written notice to Lender of intended cancellation or reduction in coverage. Upon request of Lender, Debtor shall furnish Lender with certificates or other evidence satisfactory to Lender of compliance with the foregoing insurance provisions. Lender shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance and all such payments made by Lender shall become part of the Secured Obligations and be considered an advance at the highest rate of interest provided for in the Loan Documents. Debtor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to Lender.

                           g. Disposition  of  Collateral.    Debtor  shall  not
license, sell, offer to sell, otherwise assign or permit the involuntary transfer of, or disposition of the Collateral or any interest therein, without the prior written consent of Lender; provided, however, that unless, following
(i) a demand for payment under the Loan Agreement or Note, or (ii) the occurrence of an Event of Default, or (iii) Lender or any Lender notifies Debtor otherwise, Debtor may sell its Inventory or grant nonexclusive licenses in the ordinary course of its business.

                           h. Security  Interests in  Collateral.   Debtor shall
keep the Collateral free from any lien,  security interest or encumbrance except

(i) those set forth on Schedule E hereto and (ii) those in favor of Lender, in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. If reasonably requested by Lender, Debtor shall give notice of Lender's security interests in the Collateral to any third person with whom Debtor has any actual or prospective contractual relationship or other business dealings.

                           i. Collateral   Not to Be Used in  Violation of Laws.
Debtor shall not use the Collateral or any of its property in violation of any law, statute, regulation, or ordinance.

                           j. Compliance with Laws.  Debtor shall continue to be
in compliance with all applicable laws, statutes, rules, and regulations.

                           k. Maintenance,  Inspection  of  Books  and  Records.
Debtor shall maintain complete and accurate Books and Records in accordance with generally accepted accounting principles in effect in the United States from time to time, and shall make all necessary entries therein to reflect the costs, values and locations of its Inventory and Equipment and the transactions giving rise to its Accounts and all payments, credits and adjustments thereto. Debtor shall keep Lender fully informed as to the location of all such Books and Records and shall permit Lender and its authorized agents to have full, complete and unrestricted access thereto at all reasonable times to inspect, audit and make copies of any and all such Books and Records, at Lender's sole expense. Lender's rights hereunder shall be enforceable at law or in equity, and Debtor consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

                           l. Assignment of United States  Accounts.   If any of
the Accounts arise out of contracts with the United States or any of its departments, agencies or instrumentalities, Debtor shall immediately notify and identify same to Lender, and shall promptly execute and deliver to Lender for the benefit of the Secured Party an assignment of claims for such Accounts in a form reasonably acceptable to Lender, and shall take all steps deemed necessary or desirable by Lender to protect Lender's interest therein under the Federal Assignment of Claims Act or any similar law or regulation.

                           m. Maintenance  and   Inspection  of   Equipment  and
Inventory. With respect to Equipment and Inventory, Debtor shall: (i) keep accurate books and records with respect thereto, including, without limitation, maintenance records and current stock, and cost and sales records accurately itemizing the types and quantities thereof; (ii) upon request, deliver to Lender all evidence of ownership in such Collateral, including certificates of title with Lender's interests appropriately noted on the certificate; (iii) permit Lender and its authorized agents to inspect any or all of the Inventory and Equipment at all reasonable times; and (iv) preserve the Inventory and Equipment in good condition and repair, and pay the cost of all replacement parts, repairs to and maintenance of the Inventory and Equipment.

                           n. Assignment of Accounts.   Following (i) demand for
payment under the Loan Agreement or Note, or (ii) the occurrence of an Event of Default, and upon request by Lender, Debtor shall promptly give Lender assignments, in a form acceptable to Lender, of all Accounts, all original and other documents evidencing a right to payment of Accounts, financial statements, agings, reports, lists of account debtors, copies of purchase orders, invoices, contracts, shipping and delivery receipts and such other data concerning the Accounts as Lender may request. Debtor agrees that Lender and its authorized agents shall at all times have the right to confirm orders and to verify any or all of the Accounts in Lender's name, or in any fictitious name used by Lender for verifications.

                           o.      Continuing of Perfected Status of Collateral.

                                   (1)   Debtor agrees to cooperate and join, at
its expense, with Lender in taking such steps as are necessary, in the reasonable judgment of Lender, to perfect or continue the perfected status of the security interests granted herein, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of Chattel Paper, Documents or Instruments to Lender, the obtaining of landlords' and mortgagees' waivers required by Lender, the notation of encumbrances in favor of Lender on certificates of title, prompt registration of all copyrights with the United States Copyright Office, prompt registration of all trademarks with the United States Patent and Trademark Office, and the execution and filing of any collateral assignments and any other Instruments requested by Lender to perfect its security interests in any and all of Debtor's patents, trademarks, service marks, trade names, copyrights and other General Intangibles including, without limitation, with respect to the issuance of any patents pursuant to any now pending or future patent applications. Lender is expressly authorized to file financing statements without Debtor's signature.

                                    (2)  Following indefeasible  payment in full
of all Secured Obligations, Lender agrees to cooperate and join, at Debtor's expense, in executing and delivering all documents and taking all actions as are necessary to release and terminate Lender's security interests in and assignments of the Collateral.

                           p. Joinder by  Subsidiaries.  Debtor  agrees to cause
any and all subsidiaries that may be acquired at any time during the term of this Security Agreement to sign a joinder to this Security Agreement.

                  6.       General Authority.

                           a. Lender  as   Attorney-in-Fact.     Debtor   hereby
irrevocably appoints Lender (and any of its attorneys, officers, employees, or agents) as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of Debtor, Lender, or otherwise, for the sole use and benefit of Lender in its sole discretion, but at Debtor's expense, to exercise, to the extent permitted by law, in Lender's name or in the name of Debtor or otherwise, the powers set forth herein, whether or not any of the Secured Obligations are due, such powers, including, but not limited to, the powers at any time following demand for payment under the Loan Agreement or Note, or the occurrence of an Event of
Default: (i) to endorse the name of Debtor upon any instruments of payment, invoice, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral; (ii) to demand, collect, receive payment of, settle, compromise or adjust all or any of the Collateral; (iii) to sign and file one or more financing statements naming Debtor as debtor and Lender, as secured party and indicating therein the types or describing the items of Collateral herein specified; (iv) to correspond and negotiate directly with insurance carriers to the extent necessary to provide Lender with the benefit of the rights granted pursuant to Section 5(f) hereof; (v) to sign and record one or more assignments or other instruments in favor of Lender to transfer ownership of any IP Collateral to Lender; and (vi) to execute any notice, statement, instrument, agreement, or other paper that Lender may require to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable Lender to exercise or enforce its rights hereunder or with respect to such security interest.

                           b. Liability of Lender as  Attorney-in-Fact.  Neither
Lender nor its attorneys, officers, employees, or agents shall be liable for acts, omissions, any error in judgment or mistake in fact in its/their capacity as attorney-in-fact. Debtor hereby ratifies all acts of Lender as its attorney-in-fact other than as a result of the gross negligence or willful misconduct of Lender. This power, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied. Lender shall not be required to take any steps necessary to preserve any rights against prior parties with respect to any of the Collateral.

                           c. Effect of Extensions and Modifications. Lender may
extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, Debtor.

                  7.       Remedies.

                           a. Acceleration  of  Secured  Obligations;    General
Rights of Lender. Upon the occurrence of an Event of Default, at Lender's sole option, all Secured Obligations shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to Debtor, all of which are expressly waived. Upon and following an Event of Default, Lender may, at its option, exercise any and all rights and remedies it has under this Security Agreement, any other Credit Document and/or applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the Secured Obligations at a rate equal to the highest rate allowed by law, such rate of interest to apply to the Secured Obligations, at Lender's option, both before and after an Event of Default, maturity (whether by acceleration or otherwise) and entry of a judgment in favor of Lender for the benefit of the Secured Party with respect to any or all of the Secured Obligations.

                           b. Right of Set-off.  Upon the occurrence of an Event
of Default, Lender shall have the right, without notice to Debtor and regardless of the adequacy of the Collateral for the Secured Obligations or other means of obtaining repayment of the Secured Obligations, and is specifically authorized hereby to apply toward and set-off against and apply to the then unpaid balance of the Secured Obligations any items or funds held by Lender including, without limitation, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of Debtor, including, without limitation, securities, now or hereafter maintained by Debtor for its own account with Lender and any other indebtedness at any time held or owing by Lender to or for the credit or the account of Debtor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, Lender shall have, and Debtor hereby grants to Lender, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof. Such right of set- off shall exist whether or not Lender shall have made any demand under any Credit Document, or any other document executed in connection therewith, and whether or not the Secured Obligations are matured or unmatured.

                           c. Additional Rights and Remedies. In addition to the
rights and remedies available to Lender as set forth above and any other rights or remedies available to Lender under applicable law, upon the occurrence of an Event of Default hereunder, or at any time thereafter, Lender may at its option, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to Lender under any other agreement or instrument by and between Debtor and Lender:

                                    (1)  Exercise  any and all of the rights and
remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to require Debtor to assemble the Collateral and make it available to Lender at a place reasonably convenient to the parties;

                                    (2)  Operate,  utilize,  recondition  and/or
refurbish any of the Collateral for the purpose of enhancing or preserving the value thereof by any means deemed appropriate by Lender, in its reasonable discretion, including, without limitation, converting raw materials and/or work-in-process into finished goods;

                                    (3)  Notify the account  debtors  for any of
the Accounts to make payment directly to Lender, or to such post office box as Lender may direct;

                                    (4)  Demand, sue for,collect or retrieve any
money or property at any time payable, receivable on account of or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral;

                                    (5)  Notify the post  office authorities  to
change the address for delivery of Debtor's mail to an address designated by Lender and to receive, open, and distribute all mail addressed to Debtor, retaining all mail relating to the Collateral and forwarding all other mail to Debtor; and/or

                                    (6)  Upon  seven (7)  calendar  days'  prior
written notice to Debtor or one (1) day's notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value, which Debtor hereby acknowledges to be sufficient, commercially reasonable and proper, Lender may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to Lender's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Secured Obligations in any order deemed appropriate by Lender in its sole discretion. Debtor waives the benefit of any marshaling doctrine with respect to Lender's exercise of its rights hereunder. Lender or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of Debtor any such notice, right and/or equity of redemption being hereby expressly waived and released.

                  8. Grant of License to Use Intangibles. In addition to the grant of a security interest in the IP Collateral hereinbefore provided, for the purposes of enabling Lender to exercise its rights and remedies hereunder at such time as Lender, without regard to this Section 8, shall be lawfully entitled to exercise such rights and remedies, the Debtor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor, provided that the actual proceeds received by Lender of any use or sale of Lender's rights under such license shall be applied to the Secured Obligations) to use, assign or sublicense any of the IP Collateral, now owned or hereafter acquired by Debtor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored, all computer software and programs and all source code and object code relating to such computer software and programs.

                  9.       Miscellaneous.

                           a. Remedies Cumulative; No Waiver. The rights, powers
and remedies of Lender provided in this Security Agreement and any of the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of Lender or either of them in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

                           b. Notices. All notices,  requests, demands and other
communications which are required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given if (i) delivered in person, or (ii) mailed, first class certified, registered or express mail, return receipt requested and postage prepaid, or (iii) sent by recognized overnight courier, with proof of delivery requested and charges prepaid, to:

                  If to Debtor:

                           NACO Industries, Inc.
                           395 West 1400 North
                           Logan, Utah  84341

                  If to Lender:

                           WebBank Corporation
                           136 Heber Avenue, Suite 209
                           P.O. Box 1831
                           Park City, Utah  84060-1831

                  with a copy to:

                           Douglas C. Waddoups

                           Parr Waddoups Brown Gee & Loveless
                           185 South State, Suite 1300
                           Salt Lake City, Utah  84111
                           Facsimile:  (801) 532-7750

or to such other address as a party may specify by written notice to the other parties.

                           c. Costs   and   Expenses.     Whether   or  not  the
transactions contemplated by this Security Agreement and the other Loan Documents are fully consummated, Debtor shall promptly pay (or reimburse, as Lender may elect) all costs and expenses that Lender may hereafter incur in connection with the perfection and enforcement of the Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. Such costs and expenses shall include, without limitation, the reasonable fees and disbursements of counsel to Lender, the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the reasonable fees of Lender's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Collateral, or any exchange, enforcement, collection, compromise, or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of Lender in respect thereof, by litigation or otherwise. Debtor's reimbursement obligations under this Section 9 shall survive any termination of the Loan Documents.

                           d. Governing Law.  This Security  Agreement  shall be
construed in accordance with and governed by the substantive laws of the State of Utah without reference to conflict of laws principles provided that as to Collateral located in any jurisdiction other than Utah, the Lender shall have all the rights to which a secured party under the laws of such jurisdiction is entitled.

                           e. Integration. This Security Agreement and the other
Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

                           f. Amendment;  Waiver.  No amendment of this Security
Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

                           g.  Successors and Assigns.  This Security  Agreement
(i) shall be binding upon Debtor and Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of Debtor and Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that Debtor may not assign its rights hereunder or any interest herein without the prior written consent of Lender, in its sole discretion, and any such assignment or attempted assignment by Debtor shall be void and of no effect with respect to Lender.

                           h. Severability.  The illegality or  unenforceability
of any  provision  of this  Security  Agreement or any  instrument  or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Security Agreement, there shall be added automatically as a part of this Security Agreement a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

                           i. Headings.  The headings of sections and paragraphs
have been included herein for convenience only and shall not be considered in interpreting this Security Agreement.

                  [Remainder of Page Left Blank Intentionally]

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on this date above first written.

                                               NACO INDUSTRIES, INC.,
                                               a Utah corporation

                                               --------------------------------

                                               By:

                                               Its:


                                               WEBBANK CORPORATION,
                                               a Utah Corporation

                                               --------------------------------

                                               By:

                                               Its:

                                   Schedule A
                                   ----------

             Trademarks, Service Marks or Service Mark Applications

                                   Schedule B
                                   ----------

                         Patents and Patent Applications

                                   Schedule C
                                   ----------

                     Copyrights and Copyright Registrations

                                   Schedule D
                                   ----------

              Debtor Places of Business and Location of Collateral


NACO Industries, Inc.
395 West 1400 North
Logan, Utah  84321

NACO Industries, Inc.
3445 West Jones Avenue
Garden City, Kansas  67846

NACO Industries, Inc.
2395 Maggio Circle
Lodi, California  95240

                                   Schedule E
                                   ----------

                       Liens or Encumbrances on Collateral